Filed Per Rule 497(c)
                                             File No. 33-62153

QUEST FOR VALUE GLOBAL FUNDS, INC.
QUEST FOR VALUE GLOBAL INCOME FUND
One World Financial Center, New York, New York  10281
1-800-232-FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held November 16, 1995

To the Shareholders of Quest for Value Global Income Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Quest for Value Global Income Fund (the "Fund"), a series of Quest for Value Global Funds, Inc. (the "Corporation"), an open-end, management investment company, will be held at One World Financial Center, New York, New York 10281 on the 40th Floor, at 9:00 A.M., New York time, on November 16, 1995, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon approval of the Agreement and Plan of Reorganization dated as of September 26, 1995 (the "Reorganization Agreement") by and among Oppenheimer Strategic Funds Trust, on behalf of Oppenheimer Strategic Income Fund ("Strategic Income Fund"), the Corporation, on behalf of the Fund, and Quest for Value Advisors, investment adviser to the Fund, and the transactions contemplated thereby (the "Reorganization"), including (i) the transfer of substantially all the assets of the Fund to Strategic Income Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of the Fund, (ii) the distribution of such shares of Strategic Income Fund to shareholders of the Fund in complete liquidation of the Fund (excluding a cash reserve), and (iii) the cancellation of the outstanding shares of the Fund (the "Proposal"); and

2. To act upon such other matters as may properly come before the Meeting.

The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 25, 1995 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Corporation recommends a vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,

Deborah Kaback, Secretary

September 28, 1995
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION



1.What is the Reorganization?

The proposed Reorganization provides for the transfer of substantially all the assets of the Quest for Value Global Income Fund (the "Fund") to the Oppenheimer Strategic Income Fund ("Strategic Income Fund"), in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of the Fund, the distribution of such shares of Strategic Income Fund to shareholders of the Fund in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

The number of shares of Strategic Income Fund that will be issued to shareholders of the Fund will be determined on the basis of the relative net asset values of Strategic Income Fund and the Fund. Although the number of shares of Strategic Income Fund issued to a shareholder of the Fund may be more or less than the shareholder's holdings of Fund shares, the value of the shares of Strategic Income Fund issued in the Reorganization will be equal to the value of the
shares previously held in the Fund.   Holders of Class A, Class B and
Class C shares of the Fund will receive Class A, Class B and Class C shares of Strategic Income Fund, respectively, in the Reorganization.

The Reorganization has been proposed in connection with a proposed acquisition by Oppenheimer Management Corporation ("OMC") of the assets of Quest for Value Advisors, Quest for Value Distributors and Oppenheimer Capital relating to twelve Quest for Value mutual funds (including the Fund) and the assumption by OMC of certain liabilities. OMC is discussed in greater detail below.

Shareholders are directed to read the accompanying Proxy Statement and Prospectus for further information about the Reorganization and related matters. Additional information about Strategic Income Fund is set forth in its accompanying Prospectus.

2.What are the reasons for the Reorganization?

After an intensive examination of the mutual fund industry, Quest for Value Advisors and Distributors concluded that smaller fund distributors would find it increasingly difficult to compete with larger distributors with greater resources. Based on that conclusion, Quest for Value has chosen to sell certain of its mutual fund related
assets to OMC.   OMC, the purchaser, is seeking to merge certain of the
Quest for Value funds into certain of its funds.

3.What benefits to shareholders may result from this transaction?

The Board of Trustees of the Fund determined that, among other things, the Reorganization would afford the shareholders of the Fund: 1) the capabilities and resources of OMC and its affiliates in the area of fixed income investment management, distribution, shareholder services and marketing; and 2) the ability to exchange their shares for a wider variety of portfolios within the OppenheimerFunds family than are currently available to the shareholders of the Fund.

4.Who is paying the expenses of the Reorganization?

All expenses of the Reorganization will be paid by Quest for Value Advisors and OMC and not the Fund or Strategic Income Fund shareholders.

5.Who is Oppenheimer Management Corporation?

OMC and its subsidiaries are engaged principally in the business of managing, distributing and servicing registered investment companies. OMC has operated as an investment adviser since 1959. OMC is indirectly controlled by Massachusetts Mutual Life Insurance Company. As of August 31, 1995, Oppenheimer Management Corporation and its affiliates had assets of more than $38 billion under management in more than 45 mutual funds.

6.Do the Oppenheimer funds have a sales charge?

Yes, other than their money market funds. However, there will be no commission or initial sales charge of any kind charged on Strategic Income Fund shares received in the Reorganization. The full value of your shares in the Fund will be exchanged for shares of Strategic Income Fund. However, any contingent deferred sales charge which is applicable to a Fund shareholder's investment will continue to apply. Also, purchases of Class A shares of Strategic Income Fund in addition to those received in the Reorganization will be assessed any applicable sales charge. See the accompany documents for further details.

Strategic Income Fund has undertaken that any Fund shareholders entitled to a waiver of or exemption from sales charges pursuant to the policy stated in the Fund's current prospectus will continue to be entitled to such waiver or exemption as a shareholder of Strategic Income Fund after the Reorganization so long as they continue to meet the applicable eligibility criteria. Other Oppenheimer funds will also provide such waivers and exemptions upon implementation of appropriate prospectus disclosure. For example, those shareholders who, because they were shareholders of the AMA Family of Funds or the Unified Funds were eligible to purchase shares of any Quest for Value fund without a sales charge, after the Reorganization will be eligible to purchase shares of such Oppenheimer funds without a sales charge.

7.May I exchange between other Oppenheimer funds without charge?

Yes. As a shareholder of an Oppenheimer fund, you will be able to make exchanges into any of the other Oppenheimer funds without charge. The Fund currently imposes a fee of $5 for every exchange into another Quest for Value fund.

8.Where can I get prospectuses and other information on the Oppenheimer funds?

Call OppenheimerFunds at 1-(800) 255-2755. They will be pleased to supply you with additional information, including other prospectuses.

9.After the Reorganization, who do I contact about my new Strategic Income Fund account or to initiate a transaction in that account?

Once the reorganization is approved and effected, you will become a shareholder of Strategic Income Fund. For information about your new Strategic Income Fund account or to initiate a transaction in that account, you may continue to contact your registered representative at your broker/dealer or, in the alternative, Shareholder Services, Inc. at 1-(800) 525-7048 .

10.Will this Reorganization result in any tax liability to the Fund, Strategic Income Fund or to me as a shareholder?

The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization. Accordingly, no gain or loss will be recognized by Fund shareholders upon the exchange of Fund shares for shares of Strategic Income Fund. The aggregate tax basis of Strategic Income Fund shares received by you will be the same as the aggregate tax basis of your Fund shares immediately prior to the Reorganization. The holding period of the shares of the Strategic Income Fund to be received by you will include the period during which the Fund shares surrendered in exchange therefore were held.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing only relates to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

QUEST FOR VALUE GLOBAL FUNDS, INC.
QUEST FOR VALUE GLOBAL INCOME FUND
One World Financial Center, New York, New York 10281
1-800-232-FUND

PROXY STATEMENT

--------------------------

OPPENHEIMER STRATEGIC INCOME FUND
3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048

PROSPECTUS

This Proxy Statement and Prospectus is being furnished to shareholders of Quest for Value Global Income Fund (the "Fund"), a series of Quest for Value Global Funds, Inc. (the "Corporation"), an open-end, management investment company, in connection with the solicitation by the Board of Directors of the Corporation (the "Board") of proxies to be used at the Special Meeting of Shareholders of the Fund, to be held at One World Financial Center, New York, New York 10281 on the 40th Floor at 9:00 A.M., New York time, on November 16, 1995, and any adjournments thereof (the "Meeting"). It is expected that this Proxy Statement and Prospectus will be mailed to shareholders on or about October 5, 1995.

At the Meeting, shareholders of the Fund will be asked to consider and vote upon approval of the Agreement and Plan of Reorganization, dated as of September 26, 1995 (the "Reorganization Agreement"), by and among Oppenheimer Strategic Funds Trust (the "Strategic Trust"), an open-end management investment company, on behalf of Oppenheimer Strategic Income Fund ("Strategic Income Fund"), the Corporation, on behalf of the Fund, and Quest for Value Advisors ("QVA"), investment adviser to the Fund, and the transactions contemplated by the Reorganization Agreement (the "Reorganization"). The Reorganization Agreement provides for the transfer of substantially all the assets of the Fund to Strategic Income Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of the Fund, the distribution of such shares of Strategic Income Fund to shareholders of the Fund in complete liquidation of the Fund (excluding the Cash Reserve (as hereinafter defined)) and the cancellation of the outstanding shares of the Fund.
A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each Class A, Class B and Class C shareholder of the Fund will receive that number of Class A, Class B and Class C shares, respectively, of Strategic Income Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of the Fund of that class. This transaction is being structured as a tax-free reorganization. See "Approval of the Reorganization."

Strategic Income Fund currently offers Class A, Class B and Class C shares. Class A shares are sold with a sales charge imposed at the time of purchase (certain purchases aggregating $1.0 million or more ($500,000 as to purchases by OppenheimerFunds prototype 401(k) plans) are not subject to a sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of the date of purchase); Class B shares are sold without a front-end sales charge but may be subject to a CDSC if redeemed within six years of the date of purchase; and Class C shares are sold without a front-end sales charge but may be subject to a CDSC if not held for one year. Holders of Class A shares in the Fund will receive Class A shares of Strategic Income Fund and no initial sales charge will be imposed on the Class A shares received by the Fund Class A shareholders. Holders of Class B and Class C shares in the Fund will receive Class B and Class C shares, respectively, of Strategic Income Fund; any CDSC which is applicable to a shareholder's investment will continue to apply, and, in calculating the applicable CDSC payable upon the subsequent redemption of shares of Strategic Income Fund the period during which a Fund shareholder held shares of the Fund will be counted.

Strategic Income Fund is a mutual fund that seeks a high level of current income by investing mainly in debt securities and by writing covered call options on them. Strategic Income Fund does not invest with the objective of seeking capital appreciation. The Fund seeks investment income as its primary objective, with capital appreciation as a secondary objective through a non-diversified portfolio primarily of debt securities. Shareholders of the Fund should consider the differences in investment objectives and policies of Strategic Income Fund and the Fund, including the ability of Strategic Income Fund to invest without limit in securities rated lower than investment grade. Strategic Income Fund is a diversified portfolio designed for investors willing to assume additional risk in return for seeking high current income. See "Comparison Between Strategic Income Fund and the Fund - Comparison of Investment Objectives, Policies and Restrictions."

Strategic Income Fund has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of shares of Strategic Income Fund to be offered to the shareholders of the Fund pursuant to the Reorganization Agreement. This Proxy Statement and Prospectus relating to the Reorganization also constitutes a Prospectus of Strategic Income Fund filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to Strategic Income Fund has been prepared by and is the responsibility of Strategic Income Fund. Information contained or incorporated by reference herein relating to the Fund has been prepared by and is the responsibility of the Fund.

This Proxy Statement and Prospectus sets forth concisely information about Strategic Income Fund that a prospective investor should know before voting on the Reorganization. The following documents have been filed with the SEC and are available without charge upon written request to Quest for Value Distributors ("QVD"), the general distributor for the Fund, at P.O. Box 3567, Church Street Station, New York, New York 10277-1296, or by calling the toll-free number for the Fund shown above: (i) a Prospectus for the Fund, dated March 1, 1995, as revised June 30, 1995 (information about the Fund is incorporated herein by reference from the Fund's Prospectus); and (ii) a Statement of Additional Information about the Fund, dated March 1, 1995 (the "Fund Additional Statement"). The following documents have each been filed with the SEC, are incorporated herein by reference and are available without charge upon written request to the transfer and shareholder servicing agent for Strategic Income Fund, Oppenheimer Shareholder Services ("OSS"), at P.O. Box 5270, Denver Colorado 80217, or by calling the toll-free number for Strategic Income Fund shown above: (i) a Prospectus for Strategic Income Fund, dated May 26, 1995, as supplemented July 14, 1995; and (ii) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Additional Statement"), dated September 28, 1995 and filed as part of the Registration Statement, which Additional Statement includes, among other things, the Prospectus for the Fund, the Fund Additional Statement and a Statement of Additional Information about Strategic Income Fund, dated May 26, 1995, as supplemented July 14, 1995 (the "Strategic Income Fund Additional Statement"), which contains more detailed information about Strategic Income Fund and its management.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

Shares of Strategic Income Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated September 28, 1995.

TABLE OF CONTENTS
PROXY STATEMENT AND PROSPECTUS

COMPARATIVE FEE TABLES

SYNOPSIS
  Parties to the Reorganization
  The Reorganization
  Tax Consequences of the Reorganization
  Investment Objectives and Policies
  Investment Advisory and Distribution Plan Fees
  Purchases, Exchanges and Redemptions

PRINCIPAL RISK FACTORS

APPROVAL OF THE REORGANIZATION (The Proposal)
  Background
  Acquisition Agreement
  Board Approval of the Reorganization
  The Reorganization
  Tax Aspects of the Reorganization
  Capitalization Table (Unaudited)

COMPARISON BETWEEN STRATEGIC INCOME FUND AND THE FUND
  Comparison of Investment Objectives, Policies and Restrictions
  Special Investment Methods
  Investment Restrictions
  Strategic Income Fund Performance
  Additional Comparative Information


INFORMATION CONCERNING THE MEETING
  The Meeting
  Record Date; Vote Required; Share Information
  Proxies
  Costs of the Solicitation and the Reorganization

MISCELLANEOUS
  Financial Information
  Public Information

OTHER BUSINESS

EXHIBIT A - Agreement and Plan of Reorganization, dated as of September
            26, 1995, by and among Oppenheimer Strategic Funds Trust, on behalf of Oppenheimer Strategic Income Fund, Quest for Value Global Funds, Inc., on behalf of Quest for Value Global Income Fund, and Quest for Value Advisors A-1

EXHIBIT B - Purchase Price Formula Pursuant to the Acquisition
            Agreement                                        B-1

COMPARATIVE FEE TABLES

Transaction Charges

Shareholders pay certain expenses directly, such as sales charges and account transaction charges. The schedule of such charges for both Strategic Income Fund and the Fund (collectively, the "funds") is substantially the same, except as noted below.

                                             Oppenheimer Strategic
                                                   Income Fund
                                          Class A   Class B   Class C

Maximum Sales Charge on Purchases         4.75%     None      None
  (as a % of offering price)
Sales Charge on Reinvested Dividends      None      None      None
Deferred Sales Charge                     None(1)   5.0%(2)   1.0%(3)
  (as a % of the lower of the original
  purchase price or redemption proceeds)
Exchange Fee                              None      None      None

                                               Global Income Fund
                                          Class A   Class B   Class C

Maximum Sales Charge on Purchases         3.00%     None      None
  (as a % of offering price)
Sales Charge on Reinvested Dividends      None      None      None
Deferred Sales Charge                     None      5.0%(2)   1.0%(3)
  (as a % of the lower of the original
  purchase price or redemption proceeds)
Exchange Fee                              $5.00     $5.00     $5.00


(1)If you invest $1 million or more ($500,000 for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares of Strategic Income Fund, although you will generally not pay an initial sales charge, you may have to pay a sales charge of up to 1.0% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.

(2)If you redeem Class B shares within six years of their purchase, you may have to pay a contingent deferred sales charge starting at 5.0% in the first year and declining thereafter.

(3)If you redeem Class C shares within 12 months of their purchase, you may have to pay a 1.0% contingent deferred sales charge.

Expenses of Strategic Income Fund and the Fund; Pro Forma Expenses

The funds each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each of Strategic Income Fund and the Fund.

The following calculations are based on the expenses of Strategic Income Fund and the Fund for the 12 months ended September 30, 1994 and the six months ended March 31, 1995. These amounts are shown as a percentage of the average net assets of each class of shares of the Fund and of Strategic Income Fund for those periods. The pro forma fees reflect what the fee schedules would have been at September 30, 1994 and March 31, 1995 as if the Reorganization had occurred 12 months and six months, respectively, prior to those dates.

                                     Oppenheimer Strategic Income Fund
                            12 months ended 9/30/94      6 months ended 3/31/95(1)
                    Class A Class B  Class C(2)    Class A Class B  Class C(2)
Management Fees     0.54%   0.54%    0.54%         0.54%   0.54%    0.54%
12b-1 Fees          0.25%   1.00%    1.00%         0.24%   1.00%    1.00%
Other Expenses      0.16%   0.17%    0.17%         0.16%   0.15%    0.15%
Total Fund Operating
  Expenses          0.95%   1.71%    1.71%         0.94%   1.69%    1.69%



                                           Global Income Fund
                            12 months ended 9/30/94      6 months ended 3/31/95(1)
                    Class A Class B  Class C       Class A Class B  Class C

Management Fees
(after waiver)(3)   0.00%   0.00%    0.00%         0.00%   0.00%    0.00%
12b-1 Fees          0.25%   1.00%    1.00%         0.25%   1.00%    1.00%
Other Expenses
(after waiver)(3)(4)1.42%   1.41%    1.41%         1.37%   1.38%    2.04%
Total Fund Operating
Expenses (after
waiver)(3)(4)       1.67%   2.41%    2.41%         1.62%   2.38%    3.04%



                                           Pro Forma Combined Fund
                            12 months ended 9/30/94      6 months ended 3/31/95(1)
                    Class A Class B  Class C(2)    Class A Class B  Class C(2)

Management Fees     0.54%   0.54%    0.54%         0.54%   0.54%    0.54%
12b-1 Fees          0.25%   1.00%    1.00%         0.24%   1.00%    1.00%
Other Expenses      0.16%   0.17%    0.17%         0.16%   0.15%    0.15%
Total Fund Operating
  Expenses          0.95%   1.71%    1.71%         0.94%   1.69%    1.69%

(1) Annualized

(2)Class C shares of Strategic Income Fund were first publicly offered on May 26, 1995. "Other Expenses" shown for Class C shares of Strategic Income Fund and the combined fund on a pro forma basis are estimates based on amounts that would have been payable if Strategic Income Fund Class C shares had been outstanding for the 12 months ended September 30, 1994 and the six months ended March 31, 1995, respectively.

(3)"Management Fees," "Other Expenses" and "Total Fund Operating Expenses" reflect a voluntary expense limitation by QVA to limit certain of the Fund's annualized operating expenses to no more than 1.45% of average daily net assets. This expense limitation does not apply to expenses attributable only to a class of shares. Without such expense limitation, for the 12 months ended September 30, 1994, as to Class A, Class B and Class C shares of the Fund, "Management Fees" would have been 0.50%, 0.50% and 0.50%, "Other Expenses" would have been 1.57%, 1.62% and 1.59%, and "Total Fund Operating Expenses" would have been 2.32%, 3.12% and 3.09%, in each case of their respective average annual net assets. Without such expense limitation, for the six months ended March 31, 1995, as to Class A, Class B and Class C shares of the Fund, "Management Fees" would have been 0.50%, 0.50% and 0.50%, "Other Expenses" would have been 1.52%, 1.54% and 2.22% and "Total Fund Operating Expenses" would have been 2.27%, 3.04% and 3.72%, in each case of their respective average annual net assets. The expense limitation, which is still in effect, may be terminated at any time.

(4)"Other Expenses" for the Fund includes a fee for administrative services payable to QVA at the annual rate of .25% of average daily net assets of the Fund. OMC provides such services to Strategic Income Fund under its investment advisory agreement and no separate fee is charged.

Example

To attempt to show the effect of these expenses on an investment over time, the example shown below has been created. Assume that you make a $1,000 investment in either the Fund or Strategic Income Fund or the new combined fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above for the 12 months ended September 30, 1994 and the six months ended March 31, 1995. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:
                                   12 months ended 9/30/94
                         1 year     3 years    5 years    10 years

Oppenheimer Strategic
Income Fund
  Class A Shares         $ 57       $ 76       $ 98       $159
  Class B Shares         $ 67       $ 84       $113       $163(1)
  Class C Shares         $ 27       $ 54       $ 93       $202(2)

Global Income Fund
  Class A Shares         $ 46       $ 81       $118       $222
  Class B Shares         $ 74       $105       $149       $256(1)
  Class C Shares         $ 34       $ 75       $129       $275(2)

Pro Forma Combined
Fund
  Class A Shares         $ 57       $ 76       $ 98       $159
  Class B Shares         $ 67       $ 84       $113       $163(1)
  Class C Shares         $ 27       $ 54       $ 93       $202(2)

If you did not redeem your investment, it would incur the following expenses:
                                    12 months ended 9/30/94
                         1 year     3 years    5 years    10 years

Oppenheimer Strategic
Income Fund
  Class A Shares         $ 57       $ 76       $ 98       $159
  Class B Shares         $ 17       $ 54       $ 93       $163 (1)
  Class C Shares         $ 17       $ 54       $ 93       $202(2)

Global Income Fund
  Class A Shares         $ 46       $ 81       $118       $222
  Class B Shares         $ 24       $ 75       $129       $256(1)
  Class C Shares         $ 24       $ 75       $129       $275(2)

Pro Forma Combined
Fund
  Class A Shares         $ 57       $ 76       $ 98       $159
  Class B Shares         $ 17       $ 54       $ 93       $163(1)
  Class C Shares         $ 17       $ 54       $ 93       $202(2)


If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:

                                    6 Months ended 3/31/95
                         1 year     3 years    5 years    10 years

Oppenheimer Strategic
Income Fund
  Class A Shares         $ 57       $ 76       $ 97       $157
  Class B Shares         $ 67       $ 83       $112       $162(1)
  Class C Shares         $ 27       $ 53       $ 92       $200(2)

Global Income Fund
  Class A Shares         $ 46       $ 80       $115       $216
  Class B Shares         $ 74       $104       $147       $253(1)
  Class C Shares         $ 41       $ 94       $160       $336(2)

Pro Forma Combined
Fund
  Class A Shares         $ 57       $ 76       $ 97       $157
  Class B Shares         $ 67       $ 83       $112       $162(1)
  Class C Shares         $ 27       $ 53       $ 92       $200(2)

If you did not redeem your investment, it would incur the following expenses:
                                    6 months ended 3/31/95
                         1 year     3 years    5 years    10 years

Oppenheimer Strategic
Income Fund
  Class A Shares         $ 57       $ 76       $ 97       $157
  Class B Shares         $ 17       $ 53       $ 92       $162 (1)
  Class C Shares         $ 17       $ 53       $ 92       $200(2)

Global Income Fund
  Class A Shares         $ 46       $ 80       $115       $216
  Class B Shares         $ 24       $ 74       $127       $253(1)
  Class C Shares         $ 31       $ 94       $160       $336(2)

Pro Forma Combined
Fund
  Class A Shares         $ 57       $ 76       $ 97       $157
  Class B Shares         $ 17       $ 53       $ 92       $162(1)
  Class C Shares         $ 17       $ 53       $ 92       $200(2)


(1)The Class B expenses in years seven through ten for Strategic Income Fund and year nine and ten for the Fund are based on the Class A expenses shown above, because Strategic Income Fund and the Fund automatically convert Class B shares into Class A shares after six years and eight years, respectively. Long-term Class B shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulatory requirements, because of the effect of the asset-based sales charge and contingent deferred sales charge. The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.

(2)Because of the asset-based sales charge imposed on Class C shares of Strategic Income Fund and the Fund, long-term shareholders of Class C shares could bear expenses that would be the economic equivalent of an amount greater than the maximum front-end sales charges permitted under applicable regulatory requirements.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of the Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Exhibits hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Exhibits hereto in their entirety and, in particular, the current Prospectus of Strategic Income Fund which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

Strategic Income Fund was organized in 1989 as a Massachusetts business trust with one series. In December 1993, that business trust was reorganized to become a multi-series business trust called Oppenheimer Strategic Funds Trust (the "Strategic Trust") and Strategic Income Fund became a series of it. The Strategic Trust is an open-end, diversified management investment company. Strategic Income Fund is located at 3410 South Galena Street, Denver, Colorado 80231. Oppenheimer Management Corporation ("OMC") acts as investment adviser to Strategic Income Fund. Oppenheimer Funds Distributor, Inc. ("OFDI"), a subsidiary of OMC, acts as the distributor of Strategic Income Fund's shares. Additional information about Strategic Income Fund is set forth below.

The Fund, a non-diversified investment company, is a series of Quest for Value Global Funds, Inc. (the "Corporation"), an open-end, management investment company organized as a Maryland corporation in 1991. The Fund is located at One World Financial Center, New York, New York 10281. QVA acts as investment adviser to the Fund. QVD acts as the distributor of the Fund's shares. QVA and QVD are majority-owned subsidiaries of Oppenheimer Capital, an institutional investment manager. OMC is not related to Oppenheimer Capital nor its affiliate the brokerage firm Oppenheimer & Co., Inc. Additional information about the Fund is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of the Fund to Strategic Income Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of the Fund. The Reorganization Agreement also provides for the distribution of shares of Strategic Income Fund to the Fund shareholders in complete liquidation of the Fund (excluding the Cash Reserve). As a result of the Reorganization, each Fund shareholder will receive that number of full and fractional Strategic Income Fund shares equal in value to such shareholder's pro rata interest in the net assets transferred to Strategic Income Fund as of the Valuation Date (as hereinafter defined). Holders of Class A, Class B and Class C shares of the Fund will receive Class A, Class B and Class C shares, respectively, of Strategic Income Fund. For further information about the Reorganization see "Approval of the Reorganization" below.

For the reasons set forth below under "Approval of the Reorganization - Reasons for the Reorganization," the Board, including the directors who are not "interested persons" of the Corporation (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has concluded that the Reorganization is in the best interests of the Fund and its shareholders and that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization, and recommends approval of the Reorganization by Fund shareholders. The Board of Trustees of Strategic Trust has also approved the Reorganization and determined that the interests of existing Strategic Income Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, the Fund will continue in existence and the Board will determine whether to pursue alternative actions. "Approval of the Reorganization" sets forth certain information with respect to the background of the Reorganization, including other transactions and agreements entered into, or contemplated to be entered into, by OMC, QVA and their respective affiliates.

Approval of the Reorganization will require the affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote at the Meeting. See "Information Concerning the Meeting - Record Date; Vote Required; Share Information."

Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, the Fund and Strategic Income Fund will have received an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result of such tax-free reorganization, no gain or loss would be recognized by the Fund, Strategic Income Fund, or the shareholders of either fund for Federal income tax purposes. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization -Tax Aspects of the Reorganization" below.

Investment Objectives and Policies

As its investment objective, Strategic Income Fund seeks a high level of current income by investing mainly in a diversified portfolio of debt securities and by writing covered call options on them. Strategic Income Fund does not invest with the objective of seeking capital appreciation. The Fund seeks investment income as its primary objective, with capital appreciation as a secondary objective, through a non-diversified portfolio consisting primarily of debt securities.

Strategic Income Fund seeks its investment objective by investing principally in three market sectors: (1) debt securities of foreign governments and companies, (2) securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"), and (3) lower-rated, high-yield debt securities of U.S. companies. Under normal market conditions Strategic Income Fund will invest in each of these three sectors, but from time to time OMC will adjust the amounts Strategic Income Fund invests in each sector. Because of the high-yield, lower-rated securities in which Strategic Income Fund invests, and its ability to invest in such securities without limit, Strategic Income Fund is considered a speculative investment, and the value of a shareholder's shares of Strategic Income Fund may decline in adverse market conditions. Strategic Income Fund may also invest in dividend-paying common stocks issued by U.S. companies, preferred stocks and participation interests.

The Fund seeks its investment objective by investing primarily in investment-grade debt securities of foreign and domestic corporations and foreign governments, or their agencies and instrumentalities, and in U.S. Government Securities. The Fund may invest in high-yield lower-rated debt securities of foreign issuers which may be located in countries with "emerging markets". The Fund's current intention is to limit its investment in these securities to up to 35% of its net assets. Under normal circumstances the Fund will invest at least 65% of its total assets in the securities of issuers located in not less than three different countries, one of which may be the United States. The Fund may also invest in preferred stocks, securities convertible into common stock and short-term money market instruments. Investments in preferred stocks and securities convertible into common stock will be limited to 10% of the total assets of the Fund at the time of purchase.

Strategic Income Fund may also write covered calls and use certain derivative investments such as options and futures to enhance income. The funds may use hedging instruments, including options and futures, to try to manage investment risks.

Shareholders of the Fund should consider the differences in investment objectives and policies of the funds, including the ability of Strategic Income Fund to invest without limit in securities rated lower than investment grade. Strategic Income Fund is a diversified portfolio designed for investors willing to assume additional risk in return for seeking high current income. See "Comparison Between Strategic Income Fund and the Fund -Comparison of Investment Objectives, Policies and Restrictions." For a detailed description of the risks associated with an investment in high-yield, lower-rated securities and a comparison of these risks as to each Fund, see "Principal Risk Factors" below.

Investment Advisory and Distribution Plan Fees

The funds obtain investment management services from their investment advisers pursuant to the terms of their respective investment advisory agreements. The management fee is payable to the investment advisers monthly and is computed on the net asset value of each fund as of the close of business each day. Strategic Income Fund pays a management fee which declines on additional assets as Strategic Income Fund increases its asset base, at the annual rate of 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of net assets over $1 billion. The management fee payable by the Fund to QVA is at an annual rate of 0.50% of net assets. The administration fee payable by the Fund to QVA for certain administrative services is at an annual rate of 0.25% of average daily net assets of the Fund. QVA currently waives payment of the investment advisory fee payable by the Fund. See "Comparative Fee Tables - Expenses of Strategic Income and the Fund; Pro Forma Expenses."

Both Strategic Income Fund and the Fund have adopted separate service and/or distribution plans pursuant to Rule 12b-1 under the 1940 Act for their respective Class A, Class B and Class C shares. Pursuant to the plans, Class A, Class B and Class C shares of Strategic Income Fund and the Fund are authorized to pay OFDI and QVD, respectively, in connection with the distribution of shares and the servicing of shareholder accounts that hold the fund's shares. The plans for Strategic Income Fund and the Fund provide for payments at a fixed rate to compensate OFDI and QVD, respectively, except for Strategic Income Fund's Class A service plan, which provides for reimbursement of OFDI's expenses at a rate not to exceed a fixed rate. The current maximum annual fee payable by shares of Strategic Income Fund and the Fund pursuant to their service and/or distribution plans is (i) as to Class A shares, 0.25% (as a service fee), (ii) as to Class B shares, 1.00% (consisting of a 0.25% service fee and a 0.75% "asset-based sales charge") and (iii) as to Class C shares, 1.00% (consisting of a 0.25% service fee and a 0.75% "asset-based sales charge") respectively, of average annual net assets. Class A shares of the Fund are also authorized to pay QVD an asset-based sales charge at an annual rate of 0.05% although the Board has set the maximum fee under the Fund's Class A plan at 0.25%. Class B shares of Strategic Income Fund automatically convert to Class A shares of Strategic Income Fund six years after purchase. Class B shares of the Fund automatically convert to Class A shares of the Fund eight years after purchase. Accordingly, Class B shareholders of the Fund pay the asset-based sales charge on their shares for a longer period than Strategic Income Fund Class B shareholders.

Purchases, Exchanges and Redemptions

Purchases. Purchases of shares of Strategic Income Fund and the Fund may be made directly through the distributor for Strategic Income Fund or the transfer agent for the Fund, respectively, or through any dealer, broker or financial institution that has a sales agreement with the distributor for such fund (initial purchases of Fund shares must be made through such dealer, broker or institution). In addition, a shareholder of Strategic Income Fund may purchase shares automatically from an account at a domestic bank or other financial institution under the "OppenheimerFunds AccountLink" service. Class A shares of both Strategic Income Fund and the Fund generally are sold subject to an initial sales charge and Class B and Class C shares generally are sold without a front-end sales charge but may be subject to a CDSC upon redemption. See "Comparative Fee Tables -- Transaction Charges" above for a complete description of such sales charges.

The Class A Strategic Income Fund shares to be issued under the Reorganization Agreement will be issued by Strategic Income Fund at net asset value without a sales charge. The sales charge on Class A shares of Strategic Income Fund will only affect shareholders of the Fund to the extent that they desire to make additional purchases of Class A shares of Strategic Income Fund in addition to the shares which they will receive as a result of the Reorganization. Future dividends and capital gain distributions of Strategic Income Fund, if any, may be reinvested without sales charge. The Class B and Class C shares of Strategic Income Fund to be issued under the Reorganization Agreement will be issued at net asset value and, along with the Class A shares of Strategic Income Fund to be issued under the Reorganization Agreement will be deemed aged to the same level as the shareholder's existing Fund Class A, Class B and Class C shares. Strategic Income Fund has undertaken that any Fund shareholders entitled to a waiver of or exemption from sales charges pursuant to the policy stated in the Fund's Prospectus dated March 1, 1995, as revised June 30, 1995, shall continue to be entitled to such waiver or exemption as a shareholder of Strategic Income Fund after the Reorganization so long as they continue to meet the applicable eligibility criteria. Other Oppenheimer funds shall also provide such waivers and exemptions upon implementation of appropriate prospectus disclosure.

Exchanges. Shareholders of Strategic Income Fund and the Fund may exchange their shares at net asset value for shares of the same class of mutual funds distributed by OFDI and QVD, respectively, subject to certain conditions. A Fund shareholder that exchanges Class A shares of the Fund into another fund in the Quest Funds family within six months of the purchase of such Class A Fund shares will have to pay the difference between the sales charge paid on the purchase of Class A shares of the Fund and the sales charge that would have been charged if the shareholder had originally purchased Class A shares of the Quest Fund into which the shareholder is exchanging. Strategic Income Fund offers an automatic exchange plan providing for systematic exchanges from Strategic Income Fund of a specified amount for shares of the same class of other funds within the OppenheimerFunds family.

Redemptions. Class A shares of the funds may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted; however, certain large investments in Class A shares that were exempt from the front-end sales charge upon purchase may be subject to a CDSC upon redemption. See "Comparative Fee Tables -- Transaction Charges" above. Class B shares of the funds may be redeemed at their net asset value per share, subject to a maximum CDSC of 5.0% for redemptions occurring within six years of purchase. Class C shares of both funds may be redeemed at their net asset value per share, subject to a CDSC of 1.00% if such shares are redeemed during the first 12 months following their purchase.

Shareholders of Strategic Income Fund may reinvest redemption proceeds of Class A shares on which an initial sales charge was paid, or Class A or Class B shares on which a CDSC was paid, within six months of a redemption at net asset value in Class A shares of Strategic Income Fund or any of numerous mutual funds within the OppenheimerFunds family. This privilege is not applicable to Class C Strategic Income Fund shares. Shareholders of the Fund that reinvest redemption proceeds of Class A, Class B or Class C shares in another fund in the Quest Funds family within 60 days will be reinstated as a shareholder with the same privileges regarding the non-payment of sales charges that apply to exchanges. Shareholders of the funds may redeem their shares by written request or by telephone request in certain stated amounts, or they may arrange to have share redemption proceeds wired, for a fee, to a pre-designated account at a U.S. bank or other financial institution that is an automated clearing house ("ACH") member. Checkwriting privileges on Class A shares of Strategic Income Fund are also available. Strategic Income Fund may redeem accounts valued at less than $200 if the account has fallen below such stated amount for reasons other than market value fluctuations. The funds offer automatic withdrawal plans providing for systematic withdrawals of a specified amount from the fund account.




PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Strategic Income Fund, shareholders should carefully consider the following summary of risk factors, relating to both Strategic Income Fund and the Fund, in addition to the other information set forth in this Proxy Statement and Prospectus. A complete description of risk factors for each fund is set forth in the Prospectuses of the funds and their respective Statements of Additional Information. There is no assurance that either Strategic Income Fund or the Fund will achieve its investment objective and investment in the funds is subject to investment risks, including the possible loss of the principal invested.

Strategic Income Fund is intended for investors seeking high current income and not for investors seeking capital appreciation. Strategic Income Fund is not a complete investment program and is designed for investors willing to assume a higher degree of risk. Because of the high-yield, lower-rated securities in which Strategic Income Fund invests, and its ability to invest in such securities without limit, Strategic Income Fund is considered a speculative investment, and the value of a shareholder's shares of Strategic Income Fund may decline in adverse market conditions.

Investment in Debt Securities

The funds both seek their investment objective through investments primarily in debt securities. Debt securities are subject to interest rate risk and credit risk. Interest rate risk relates to fluctuations in market value due to changes in prevailing interest rates. When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the value of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. Changes in the value of securities held by a fund means that the fund's share prices can go up or down when interest rates change, because of the effect of the change on the value of the fund's portfolio of debt securities. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Strategic Income Fund and the Fund are permitted to invest a percentage of their respective total assets (as to Strategic Income Fund, up to 100%, and as to the Fund, up to 35%) in debt securities rated less than investment grade or, if unrated, judged by OMC or QVA to be of comparable quality to such lower-rated debt securities (often called "junk bonds"). Such securities are speculative and involve greater credit risks, including risk of default, than higher-rated securities. They also may be less liquid than higher-rated securities. If a fund were forced to sell a lower-grade debt security during a period of rapidly declining prices, it might experience significant losses especially if a substantial number of other holders decide to sell at the same time. Other risks may involve the default of the issuer or price changes in the issuer's securities due to changes in the issuer's financial strength or economic conditions.

The funds may invest in mortgage-backed securities which securities are subject to prepayment risks. The effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages. This may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If the funds buy mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the fund's principal investment to the extent of the premium paid. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies.

Collateralized Mortgage Obligations. The funds may invest in collateralized mortgage obligations ("CMOs"). CMOs may be issued in a variety of classes or series ("tranches"). The principal value of certain CMO tranches may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility that the principal value of the CMOs may be prepaid earlier than the maturity of the CMOs as a result of prepayments of the underlying mortgage loans by the borrowers.
Stripped Mortgage-Backed Securities. Strategic Income Fund may also invest in "stripped" mortgage-backed securities of CMOs. The Fund does not invest in these securities. Stripped mortgage-backed securities usually have at least two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments, while the other class will receive all of the principal payments. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the fund might receive back less than its investment in such interest only security. The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Zero Coupon Securities. Strategic Income Fund may invest in zero coupon Treasury and corporate securities. The Fund does not invest in these securities. A zero coupon security pays no current interest and trades at a deep discount from its face value and will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. Strategic Income Fund accrues interest on its holdings without receiving the actual cash. As a result, Strategic Income Fund may be forced to sell portfolio securities to pay cash dividends or meet redemptions. Zero coupon corporate securities have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation. Strategic Income Fund may invest up to 50% of its total assets in zero coupon securities issued by either the U.S. Government or U.S. companies.

Corporate Asset-Backed Securities. Strategic Income Fund may invest in asset-backed securities. The Fund does not invest in these securities. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral. Thus, the risks of corporate asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers.

Participation Interests. Strategic Income Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower") although no more than 5% of Strategic Income Fund's net assets can be invested in participation interests of the same borrower. The Fund does not invest in these securities. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, Strategic Income Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks.

Foreign Securities

The funds may generally invest without limit in debt securities of foreign governments and foreign companies (subject to the policy of Strategic Income Fund to not invest more than 25% of its total assets in government securities of any one foreign country). Under normal circumstances the Fund will invest at least 65% of its total assets in the securities of issuers located in not less than three different countries, one of which may be the United States. There are certain risks of foreign investing. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of our laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There are risks of changes in foreign currency values. The funds may purchase securities denominated in foreign currencies; accordingly, a change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund's securities denominated in that currency. The currency rate change will also affect its income available for distribution. Although the funds' investment income from foreign securities may be received in foreign currencies, the funds will be required to absorb the cost of currency fluctuations. If a fund suffers a loss on foreign currencies after it has distributed its income during the year, the fund may find that it has distributed more income than was available from actual investment income. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if the fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad.

The funds may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the securities held as collateral will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. Instead, the collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Repurchase Agreements; Reverse Repurchase Agreements

The funds may enter into repurchase agreements as described below. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the funds may experience costs or delays in disposing of the collateral and may experience losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline more than or appreciate less than the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreements may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings by the Fund.

Options, Futures and Interest Rate Swaps; Derivatives

The funds may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, foreign currency exchange contracts and options on futures, broadly-based securities indices (as to Strategic Income Fund) and currencies for hedging purposes. Strategic Income Fund may also enter into interest rate swap agreements. The foregoing instruments, referred to as "hedging instruments," may be considered derivative investments. Strategic Income Fund may also invest in certain derivative investments to enhance income. Hedging instruments and derivative investments and their special risks are described below in "Comparison Between Strategic Income Fund and the Fund."

Borrowing for Leverage

Purchasing securities with borrowed funds is a speculative investment method known as leveraging. There are risks associated with leveraging purchases of portfolio securities by borrowing, including a possible reduction of income and increased fluctuation of net asset value per share. As described below, Strategic Income Fund is permitted to borrow for leveraging purposes although it presently does not engage in this practice. The Fund is not permitted to borrow for leveraging purposes.

Non-Diversification

The Fund is a non-diversified investment company but intends to continue to qualify as a "regulated investment company" for Federal income tax purposes. This means generally that more than 5% of the Fund's total assets may be invested in any one issuer, but only if at the close of each fiscal quarter the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. As a non-diversified investment company, the Fund may present greater risks than diversified companies because the Fund can invest in a smaller number of issuers. The Strategic Trust is a diversified investment company.

APPROVAL OF THE REORGANIZATION
(The Proposal)


Background

Oppenheimer Capital, in the course of a review of its business, recently concluded that it should concentrate on its core investment management business and not continue in the retail distribution of mutual funds. Oppenheimer Capital is the parent of QVA. The retail mutual fund market requires significant assets per fund and in the aggregate for a mutual fund family to cover normal costs, significant capital investment in new products and services, financing for Class B and Class C shares and sales support. Consequently, it has become increasingly difficult for a relatively small mutual fund operation with assets under $10 billion, to compete. Sometime after this determination was made, representatives of OMC approached Oppenheimer Capital about acquiring certain of its mutual fund assets. Representatives of OMC, Oppenheimer Capital, QVD and QVA held meetings beginning in April 1995. Following the negotiation of the terms of an acquisition agreement and related agreements, an acquisition agreement (the "Acquisition Agreement") was executed by OMC, Oppenheimer Capital, QVD and QVA on August 17, 1995.

The Reorganization described in this Proxy Statement and Prospectus is one aspect of the overall Acquisition (as hereinafter defined) contemplated by the Acquisition Agreement described below. The consummation of the Acquisition is one condition, among others, to the closing of the Reorganization. Accordingly, unless the parties otherwise agree, the Reorganization may not be effected, despite shareholder approval, if the Acquisition does not close. In such case, the Fund will continue in existence and the Board will take such further action as it, in its sole discretion, deems necessary or advisable. The description of the Acquisition Agreement set forth below is a summary only.

Acquisition Agreement

The Acquisition Agreement contemplates the sale to OMC of substantially all the assets (the "Purchased Assets") of QVA, QVD and Oppenheimer Capital (collectively, the "Companies") relating to twelve Quest For Value mutual funds (the "Acquired Funds") and the assumption by OMC of certain liabilities of the Companies with respect to the Acquired Funds (the foregoing, the "Acquisition"). The Acquisition Agreement contemplates that six of the Acquired Funds (including the Fund) will be reorganized with certain mutual funds currently advised by OMC (the "Reorganized Funds") and the remaining six Acquired Funds will enter into investment advisory agreements with OMC (or its designee) and OMC (or its designee) will thereupon enter into subadvisory agreements with QVA for the benefit of each such fund (the "Continuing Funds").

The purchase price for the Purchased Assets will be calculated pursuant to the formula set forth on Exhibit B hereto. If the Acquisition had been consummated on July 31, 1995, QVA estimates that the purchase price (which includes the initial purchase payment payable at the closing, certain commissions and a deferred cash payment) would have been approximately $50 million. The actual purchase price may be lower depending upon changes in the net asset value of the Acquired Funds.

A condition to the obligation of OMC to close under the Acquisition Agreement (the "Acquisition Closing") is the approval of the reorganizations of the Reorganized Funds (including the Reorganization described in this Proxy Statement and Prospectus) and the approval of the investment advisory agreements and subadvisory agreements with the Continuing Funds by shareholders that have in the aggregate at least 75% of the closing net assets of all Acquired Funds. A condition to the obligation of the Companies to close under the Acquisition Agreement (which condition has been satisfied) is that the directors or trustees of the Continuing Funds and the Reorganized Funds have adopted a resolution that for a period of three years after the Acquisition Closing, at least 75% of the members of the board of each such fund will not be "interested persons" (as defined in the 1940 Act) of the investment adviser or subadviser for such fund or "interested persons" (as defined in the 1940 Act) of QVA, the predecessor investment adviser as to the Continuing Funds. The Acquisition Agreement sets forth certain other closing conditions.

The Companies have each agreed pursuant to an Agreement Not To Compete, not to sponsor, manage or distribute any open- end or closed end management investment company registered under the 1940 Act or any similar law in Canada (except for certain identified investment companies or types of investment companies) and not to sell, underwrite or assist in the distribution of shares of any such funds for a period to end on the earlier of (i) the third anniversary of the date on which there is no effective sub-advisory agreement between OMC and QVA or
(ii) the eighth anniversary of the Acquisition Closing. OMC and the Companies have agreed to indemnify the other for certain liabilities.

Board Approval of the Reorganization

At its meeting on June 22, 1995, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement, determined that the Reorganization is in the best interests of the Fund and its shareholders and resolved to recommend that Fund shareholders vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of the Fund's shareholders' interests.

In evaluating the Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by OMC and QVA. These materials included financial statements as well as other written information regarding OMC and its personnel, operations and financial condition. The Board also reviewed the same type of information about QVA. Consideration was given to comparative information concerning other mutual funds with similar investment objectives to the Fund and Strategic Income Fund, including information prepared by Lipper Analytical Services, Inc. and Management Practice Inc. The Board also considered information with respect to the relative historical performance of the funds. The Board also reviewed and discussed the terms and provisions of the investment advisory agreement pursuant to which OMC provides investment management services to Strategic Income Fund and compared them to the existing management arrangements for the Fund as well as the management arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios.


In reaching its determination, the Board gave careful consideration to the following factors, among others: the Reorganization would afford the shareholders of the Fund the capabilities and resources of OMC and its affiliates in the area of investment management, distribution, shareholder servicing and marketing; the ability of the shareholders of the Fund to exchange their shares for a wider variety of portfolios within the OppenheimerFunds family with differing investment objectives than are currently available to shareholders of the Fund; the terms and conditions of the Reorganization (including that there would be no sales charge imposed in effecting the Reorganization, the Reorganization was intended to qualify as a tax-free exchange and all expenses of the Reorganization would be paid by QVA and OMC in the amounts incurred by them and the respective fund); and the similarity and differences of the investment objectives, policies and methods of the Fund and Strategic Income Fund.
The Board also considered that the annual operating expenses of Strategic Income Fund are lower, as a percentage of assets, and would be lower on a pro forma basis after giving effect to the Reorganization, than the operating expenses of the Fund, resulting in a savings to Fund shareholders. For operating expenses and other expense information relating to Strategic Income Fund and the Fund, see "Comparative Fee Tables - Expenses of Strategic Income Fund and the Fund; Pro Forma Expenses." Further, since Class B shares of Strategic Income Fund automatically convert to Class A shares after six years, as compared to a conversion of Class B shares of the Fund after eight years, Class B Fund shareholders would benefit from the earlier conversion to a Class that does not bear an annual asset-based sales charge. In addition, the Board determined that the purchase, exchange and redemption procedures and privileges provided by Strategic Income Fund are comparable to those of the Fund and that Fund shareholders currently exempt from payment of certain transaction-based sales charges will continue to be so exempt as shareholders of Strategic Income Fund.

The Strategic Trust Board of Trustees, including the trustees who are not "interested persons" of Strategic Income Fund, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of Strategic Income Fund and its shareholders. The Strategic Trust Board further determined that the Reorganization would not result in dilution of the Strategic Income Fund shareholders' interests. The Strategic Trust Board considered, among other things, that an increase in Strategic Income Fund's asset base as a result of the Reorganization could benefit Strategic Income Fund shareholders due to the economies of scale available to a larger fund.

The Reorganization

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus). The Reorganization Agreement contemplates a reorganization under which (i) substantially all of the assets of the Fund would be transferred to Strategic Income Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of the Fund,
(ii) the Class A, Class B and Class C shares would be distributed among the respective Class A, Class B and Class C shareholders of the Fund in liquidation of the Fund and (iii) the outstanding shares of the Fund would be cancelled. Prior to the Closing Date (as hereinafter defined), the Fund will endeavor to discharge all of its liabilities and obligations when and as due prior to such date. Strategic Income Fund will not assume any liabilities or obligations of the Fund other than those reflected on an unaudited statement of assets and liabilities of the Fund prepared as of the Valuation Date and that are agreed to by Strategic Income Fund. In this regard, the Fund will retain a cash reserve (the "Cash Reserve") in an amount which is deemed sufficient in the discretion of the Board for the payment of (a) the Fund's expenses of liquidation and (b) the Fund's liabilities, other than those assumed by Strategic Income Fund. The number of full and fractional Class A, Class B and Class C shares of Strategic Income Fund to be issued to the Fund will be determined on the basis of Strategic Income Fund's and the Fund's relative net asset values per Class A, Class B and Class C shares, respectively, computed as of the close of business of the New York Stock Exchange, Inc. on the business day preceding the Closing Date (the "Valuation Date"). The Closing Date for the Reorganization will be the date of the closing of the Acquisition under the Acquisition Agreement (or such other day and time as may be mutually agreed upon in writing).

OMC will utilize the valuation procedures set forth in the Strategic Income Fund Prospectus and Strategic Income Fund Additional Statement to determine the value of the Fund's assets to be transferred to Strategic Income Fund pursuant to the Reorganization, the value of Strategic Income Fund's assets and the net asset value of each class of shares of Strategic Income Fund. Such values will be computed by OMC as of the Valuation Date in a manner consistent with its regular practice in pricing Strategic Income Fund.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, on and after the Closing Date, Strategic Income Fund will be in compliance with all of its investment policies and restrictions. The Fund will recognize capital gain or loss on any sales made pursuant to this condition. As noted in "Tax Aspects of the Reorganization" below, if the Fund realizes net gain from the sale of securities, such gain, to the extent not offset by capital loss carry-forwards, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

Contemporaneously with the closing, the Fund will be liquidated (except for the Cash Reserve) and the Fund will distribute or cause to be distributed pro rata to Fund shareholders of record as of the close of business on the Valuation Date the full and fractional Strategic Income Fund shares of each class received by the Fund. Upon such liquidation all issued and outstanding shares of the Fund will be cancelled on the Fund's books and Fund shareholders will have no further rights as shareholders of the Fund. To assist the Fund in the distribution of Strategic Income Fund shares, Strategic Income Fund will, in accordance with a shareholder list supplied by the Fund, cause Strategic Income Fund's transfer agent to credit and confirm an appropriate number of shares of Strategic Income Fund to each shareholder of the Fund. Certificates for shares of Strategic Income Fund will be issued upon written request of a former shareholder of the Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Strategic Income Fund. Former Class A shareholders of the Fund who wish certificates representing their Class A shares of Strategic Income Fund must, after receipt of their confirmations, make a written request to Oppenheimer Shareholder Services, P.O. Box 5270, Denver, Colorado 80217. Share certificates are not available for Class B or Class C Strategic Income Fund shares. Shareholders of the Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Strategic Income Fund. After the closing of the Reorganization, the Fund will not conduct any business except in connection with the winding up of its affairs. Under the Reorganization Agreement, within one year after the Closing Date, the Fund shall: either (i) transfer any remaining amount of the Cash Reserve to Strategic Income Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of the Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Fund shares outstanding on the Valuation Date.

The consummation of the Reorganization is subject to the conditions set forth in the Reorganization Agreement, including, without limitation, approval of the Reorganization by the Fund's shareholders. Notwithstanding approval of the Fund's shareholders, the Reorganization may be terminated at any time at or prior to the Closing Date (i) by mutual written consent of the Corporation, on behalf of the Fund, and Strategic Trust on behalf of Strategic Income Fund, (ii) by the Corporation, on behalf of the Fund, or Strategic Trust on behalf of Strategic Income Fund if the closing shall not have occurred on or before February 29, 1996 or (iii) by the Corporation, on behalf of the Fund, or Strategic Trust on behalf of Strategic Income Fund upon a material breach by the other (and, with respect to Strategic Trust on behalf of Strategic Income Fund, a material breach by QVA) of any representation, warranty, covenant or agreement contained therein to be performed on or prior to the Closing Date, if a condition therein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met prior to the Closing Date or the Acquisition is not consummated. Termination of the Reorganization Agreement will terminate all obligations of the parties thereto (other than a confidentiality obligation of Strategic Income Fund with respect to information relating to the Fund and the obligation of Strategic Income Fund to return certain books and records to the Fund) without liability except, in the event of a termination pursuant to (iii) above, any party in breach (other than a breach due to the Fund's shareholders not approving the Reorganization) of the Reorganization Agreement (or the Acquisition Agreement, if applicable) will, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the Reorganization Agreement.

Approval of the Reorganization will require the vote specified below in "Information Concerning the Meeting - Record Date; Vote Required; Share Information." If the Reorganization is not approved by the shareholders of the Fund, the Directors of the Corporation will consider other possible courses of action.

Tax Aspects of the Reorganization

At or prior to the Closing Date, the Fund will declare a dividend in an amount large enough so that it will have declared a dividend of all of its investment company taxable income and net capital gain, if any, for the taxable period ending with its dissolution (determined without regard to any deduction for dividends paid). Such dividends will be included in the taxable income of the Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of the Fund for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of the Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has represented to Price Waterhouse LLP, tax adviser to the Fund, that, to the Fund's best knowledge, there is no plan or intention by any Fund shareholder who owns 5% or more of the Fund's outstanding shares, and, to the Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Strategic Income Fund shares received in the transaction that would reduce the Fund shareholders' ownership of Strategic Income Fund Class A, Class B and Class C shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Fund shares as of the same date. The Fund and Strategic Income Fund have each further represented to Price Waterhouse LLP the fact that, as of the Closing Date, the Fund and Strategic Income Fund will qualify as regulated investment companies or will meet the diversification test of
Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Strategic Income Fund and the Fund will receive the opinion of Price Waterhouse LLP to the effect that, based on the Reorganization Agreement, the above representations and other representations as such firm shall reasonably request, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

     1. The transfer of substantially all of the Fund's assets in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain identified liabilities of the Fund followed by the distribution by the Fund of Class A, Class B and Class C shares of Strategic Income Fund to the Fund shareholders in exchange for their Fund shares will constitute a "reorganization" within the meaning of
     Section 368(a)(1) of the Code and the Fund and Strategic Income Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code.

     2. Pursuant to Section 1032 of the Code, no gain or loss will be recognized by Strategic Income Fund upon the receipt of the assets of the Fund solely in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of the identified liabilities of the Fund.

     3. Pursuant to Section 361(a) of the Code, no gain or loss will be recognized by the Fund upon the transfer of the assets of the Fund to Strategic Income Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of the identified liabilities of the Fund or upon the distribution of Class A, Class B and Class C shares of Strategic Income Fund to the Fund shareholders in exchange for the Fund shares.

     4. Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the Fund shareholders upon the exchange of the Fund shares for the Class A, Class B and Class C shares of
     Strategic Income Fund.

     5. Pursuant to Section 358 of the Code, the aggregate tax basis for Class A, Class B and Class C shares of Strategic Income Fund received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by each such Fund shareholder immediately prior to the Reorganization.

     6. Pursuant to Section 1223 of the Code, the holding period of Class A, Class B and Class C shares of Strategic Income Fund to be received by each Fund shareholder will include the period during which the Fund shares surrendered in exchange therefor were held (provided such Fund shares were held as capital assets on the date of the Reorganization).

     7. Pursuant to Section 362(b) of the Code, the tax basis of the assets of the Fund acquired by Strategic Income Fund will be the same as the tax basis of such assets of the Fund immediately prior to the Reorganization.

     8. Pursuant to Section 1223 of the Code, the holding period of the assets of the Fund in the hands of Strategic Income Fund will include the period during which those assets were held by the Fund.

     9. Strategic Income Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of the Fund as of the date of the transaction. Strategic Income Fund will take these items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Shareholders of the Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of the Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Strategic Income Fund and the Fund and indicates the pro forma combined capitalization as of March 31, 1995 as if the Reorganization had occurred on that date.

                                                           Net Asset
                                        Shares             Value
                      Net Assets        Outstanding        Per Share

Oppenheimer Strategic
 Income Fund*
   Class A Shares     $2,990,586,689    663,783,585        $4.51
   Class B Shares      1,652,677,216    366,177,811         4.51


Global
Income Fund
   Class A Shares     12,360,612        1,454,155          8.50
   Class B Shares      1,118,930          131,603          8.50
   Class C Shares        279,159           32,836          8.50

Pro Forma Combined
Fund**
   Class A Shares     3,002,947,301     666,524,297        4.51
   Class B Shares     1,653,796,146     366,425,911        4.51
   Class C Shares           279,159          61,898        4.51

------------------
* Class C shares of Strategic Income Fund were first publicly offered on May 26, 1995. Accordingly, information with respect to Class C shares of Strategic Income Fund is not reflected in this part of the table above.

**Reflects issuance of 2,740,712 Class A shares, 248,100 Class B shares and 61,898 Class C shares of Strategic Income Fund in a tax-free exchange for the net assets of the Fund, aggregating $ 12,360,612, $ 1,118,930 and $ 279,159 for Class A, Class B and Class C shares, respectively, of the Fund.

The pro forma ratio of expenses to average annual net assets of the combined fund at March 31, 1995 would have been 0.94%, 1.69% and 1.69% of Class A, Class B and Class C shares, respectively.

COMPARISON BETWEEN STRATEGIC INCOME FUND AND THE FUND

Comparative information about Strategic Income Fund and the Fund is presented below. More complete information about Strategic Income Fund and the Fund is set forth in their respective Prospectuses (which, as to Strategic Income Fund, accompanies this Proxy Statement and Prospectus and is incorporated herein by reference) and Statements of Additional Information. To obtain copies, see "Miscellaneous - Public Information."

Comparison of Investment Objectives, Policies and Restrictions

Strategic Income Fund seeks a high level of current income by investing mainly in debt securities and by writing covered call options on them. Strategic Income Fund does not invest with the objective of seeking capital appreciation. The Fund seeks investment income as its primary objective, with capital appreciation as a secondary objective, through investment in a non-diversified portfolio consisting primarily of debt securities. In seeking their investment objectives, Strategic Income Fund and the Fund employ the investment policies as described in detail below.
Strategic Income Fund. Strategic Income Fund seeks its investment objective by investing principally in three market sectors: (1) debt securities of foreign governments and companies, (2) U.S. Government Securities, and (3) lower-rated, high-yield debt securities of U.S. companies. Under normal market conditions Strategic Income Fund will invest in each of these three sectors, but from time to time OMC will adjust the amounts Strategic Income Fund invests in each sector.

By investing in all three sectors, Strategic Income Fund seeks to reduce the volatility of fluctuations in its net asset value per share, because the overall securities price and interest rate movements in each of the different sectors are not necessarily correlated with each other. Changes in one sector may be offset by changes in another sector that moves in a different direction. Therefore, this strategy may help reduce some of the risks from negative market movements and interest rate changes in any one sector. However, Strategic Income Fund may invest up to 100% of its assets in any one sector if OMC believes that in doing so Strategic Income Fund can achieve its objective without undue risk to Strategic Income Fund's assets.

When investing Strategic Income Fund's assets, OMC considers many factors, including general economic conditions in the U.S. and abroad, prevailing interest rates, and the relative yields of U.S. and foreign securities. While Strategic Income Fund may seek to earn income by writing covered call options, market price movements may make it disadvantageous to do so. Strategic Income Fund may also try to hedge against losses by using hedging strategies described below. When market conditions are unstable, Strategic Income Fund may invest substantial amounts of its assets in money market instruments for defensive purposes. These investments include U.S. Government Securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Board of Trustees of Strategic Trust.

In seeking high current income, Strategic Income Fund may invest in higher-yielding, lower-rated debt securities, commonly known as "junk bonds." There is no restriction on the amount of Strategic Income Fund's assets that could be invested in these types of securities. Lower-rated debt securities are those rated below "investment grade," such as debt securities that have a rating of "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at time of purchase. OMC does not rely solely on ratings of securities by rating agencies when selecting investments for Strategic Income Fund, but evaluates other economic and business factors as well. Strategic Income Fund may invest in unrated securities that OMC believes offer yields and risks comparable to rated securities.

As of June 30, 1995, Strategic Income Fund's portfolio included corporate bonds in the following S&P rating categories or if unrated, determined by OMC to be comparable to the category indicated (the amounts shown are dollar-weighted average values of the bonds in each category measured as a percentage of Strategic Income Fund's total assets): AAA, 0%; AA, 0%; A, 0.3%; BBB, 1.5%; BB, 3.9%; B, 18.3%; CCC,
3.4%; CC, 0%; C, 0%; D, 0.4%; unrated (by S&P or Moody's), 5.1%.  The
Appendix to the Prospectus of Strategic Income Fund describes the rating categories.

Strategic Income Fund may invest in debt securities issued or guaranteed by foreign companies, "supranational" entities such as the World Bank, and foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, Strategic Income Fund is not restricted in the amount of its assets it may invest in foreign countries or in which countries. Strategic Income Fund may buy or sell foreign currencies and foreign currency forward contracts (agreements to exchange one currency for another at a future date) to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect Strategic Income Fund from adverse exchange rate changes, there is a risk of loss if OMC fails to predict currency exchange movements correctly.

Strategic Income Fund may also invest in U.S. Government Securities (including U.S. Government Securities that are issued or guaranteed by federal agencies or government-sponsored entities but are not supported by the full faith and credit of the U.S. Government, mortgage-backed U.S. Government Securities and zero coupon Treasury securities), CMOs and stripped mortgage-backed securities of CMOs.

Strategic Income Fund may also enter into "forward roll" transactions with banks and dealers with respect to the mortgage-related securities in which it can invest. These require Strategic Income Fund to secure its obligation in the transaction by segregating assets with its custodian bank equal in amount to its obligation under the roll.

Strategic Income Fund may write (that is, sell) covered call options on debt securities to raise cash for income to distribute to shareholders or for defensive reasons. When Strategic Income Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from Strategic Income Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while Strategic Income Fund keeps the cash premium (and the investment).

In addition to the foregoing, Strategic Income Fund may invest in debt securities and dividend-paying common stocks issued by U.S. companies, including bonds, debentures, notes, preferred stocks, zero coupon securities, participation interests, asset-backed securities and sinking fund and callable bonds. Strategic Income Fund may purchase these securities in public offerings or through private placements. Strategic Income Fund has no limitations on the maturity, capitalization of the issuer or credit rating of the domestic and foreign debt securities in which it invests, although it is expected that most issuers will have total assets in excess of $100 million.

The Fund. The Fund seeks its investment objective by investing primarily in investment-grade debt securities of foreign and domestic corporations and foreign governments, or their agencies and instrumentalities, and in U.S. Government Securities. Generally the debt securities in which the Fund will invest will be those believed by QVA to offer potential for capital appreciation in addition to investment income, because of such factors as anticipated changes in the comparative level of interest rates in different countries or anticipated improvements in the issuer's credit rating. Under normal circumstances the Fund will invest at least 65% of its total assets in the securities of issuers located in not less than three different countries, one of which may be the United States. The Fund may also invest in preferred stocks, securities convertible into common stock and short-term money market instruments. Investments in preferred stocks and securities convertible into common stock will be limited to 10% of the total assets of the Fund at the time of purchase. The Fund may invest in lower-quality high yielding debt securities (also known as "junk bonds") of foreign issuers which may be located in countries with "emerging markets". The Fund's current intention is to limit its investment in these securities to up to 35% of its net assets. QVA anticipates that the average dollar weighted maturity of the Fund will be between 5 and 10 years.

Special Investment Methods

Strategic Income Fund and the Fund may use the special investment methods summarized below.

Loans of Portfolio Securities. Both Strategic Income Fund and the Fund may lend their portfolio securities to brokers, dealers and other financial institutions, subject to certain conditions. As to Strategic Income Fund, these loans are limited to not more than 25% of Strategic Income Fund's total assets although it is not expected that such loans will exceed 5% of the value of the total assets of Strategic Income Fund. The Fund may commit up to 33-1/3% of the value of its total assets to such loans, but has not entered into any to date.

Repurchase Agreements; Reverse Repurchase Agreements. Both Strategic Income Fund and the Fund may enter into repurchase agreements. In a repurchase transaction, the fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of either fund's net assets that may be subject to repurchase agreements of seven days or less. Strategic Income Fund and the Fund will not enter into a repurchase agreement that will cause more than 10% (as to Strategic Income Fund, which limit could increase to 15%) or 15% (as to the Fund) of its net assets to be subject to repurchase agreements having a maturity beyond seven days. The Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells securities and agrees to repurchase them at a mutually agreed to date and price.

Hedging. Strategic Income Fund may purchase and sell: futures contracts that relate to broadly-based securities indices and interest rates; foreign currency exchange contracts ("forward contracts"); and certain put and call options. Strategic Income Fund may also enter into interest rate swap agreements. The Fund may purchase or sell financial futures contracts (including bond futures contracts and index futures contracts), forward contracts, foreign currency futures contracts, options on futures contracts and options on currencies. The Fund may also write covered call options; it is also authorized to write covered put options but does not presently intend to do so.
These are all referred to as "hedging instruments." The funds do not use hedging instruments for speculative purposes. Strategic Income Fund may only purchase a call or put if, after such purchase, the value of all call and put options held by Strategic Income Fund would not exceed 5% of Strategic Income Fund's total assets. Other limits on the use of hedging instruments are described in the funds' respective Prospectuses and Statements of Additional Information.

Hedging instruments may be used to manage a fund's exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities; to try to manage its exposure to changing interest rates; to hedge the fund's portfolio against price fluctuations; and to increase the fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities a fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

The use of hedging instruments requires special skills and knowledge of investment techniques that are different than those required for normal portfolio management. If the investment adviser to the fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the fund's return. The fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the fund. There are also special risks in particular hedging strategies. If a covered call written by the fund is exercised on an investment that has increased in value, the fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Strategic Income Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks.

Derivative Investments. Strategic Income Fund can invest in a number of different kinds of "derivative investments." Some types of derivatives may be used for hedging purposes, as described above. Strategic Income Fund may invest in others because they offer the potential for increased income and principal value. Strategic Income Fund may write covered call options to provide income for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders. In general, a "derivative investment" is a specially-designed investment the performance of which is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. In the broadest sense, derivative investments include the hedging instruments in which the funds may invest. Other types of derivatives in which Strategic Income Fund may invest include index-linked or commodity-linked notes, debt exchangeable for common stock, equity-linked debt securities and currency indexed securities.

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the investment adviser expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that Strategic Income Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect Strategic Income Fund's share price.

Borrowing for Leverage. Strategic Income Fund is permitted to increase its ownership of securities by borrowing up to 50% of the value of its net assets from banks on an unsecured basis and investing the borrowed funds (on which Strategic Income Fund will pay interest), subject to the 300% asset coverage requirement of the 1940 Act. Purchasing securities with borrowed funds is a speculative investment method known as leveraging. There are risks associated with leveraging purchases of portfolio securities by borrowing, including a possible reduction of income and increased fluctuation of net asset value per share. To date, Strategic Income Fund has not borrowed money for investing. The Fund may not borrow for leveraging purposes. Any borrowings of money by the Fund may not exceed 33-1/3% of the value of its total assets, and additional investments may not be made while such borrowings exceed 5% of total assets.

Illiquid and Restricted Securities. Under the policies and procedures established by Strategic Trust's Board of Trustees, OMC determines the liquidity of certain of Strategic Income Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly
until it is registered under the Securities Act of 1933.   Strategic
Income Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or shares are no longer sold in those states). Strategic Income Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. As a matter of fundamental policy the Fund may not invest more than 15% of its total assets in illiquid securities including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the-counter options.

Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. The funds may invest up to 5% of their respective total assets in warrants or rights. That 5% does not apply to warrants and rights Strategic Income Fund acquired as part of units with other securities or that were attached to other securities. No more than 2% of Strategic Income Fund's assets may be invested in warrants that are not listed on the New York or American Stock Exchanges.

"When-Issued" and Delayed Delivery Transactions. The funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the fund if the value of the security declines prior to the settlement date.

Investment Restrictions

Both Strategic Income Fund and the Fund have certain investment restrictions that, together with their respective investment objectives, are fundamental policies changeable only by shareholder approval. The investment restrictions of Strategic Income Fund and the Fund are substantially the same except as set forth below.

Strategic Income Fund cannot (1) as to 75% of its total assets, buy securities issued or guaranteed by a single issuer if, as a result, Strategic Income Fund would have invested more than 5% of its assets in the securities of that issuer, or would own more than 10% of that issuer's voting securities (purchases of U.S. Government Securities are not restricted by this policy); (2) make loans except by purchasing debt obligations in accordance with its investment objectives and policies, or by entering into repurchase agreements or as described in "Loans of Portfolio Securities" in its Prospectus; and (3) buy securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, the aggregate of such investments would exceed 5% of the value of Strategic Income Fund's total assets. The Fund has an investment restriction similar to the foregoing "(3)", but it is not fundamental.

The Fund cannot: (1) invest in securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets, (2) invest more than 15% of its total assets in illiquid securities including securities for which there is no readily available market, repurchase agreements which have a maturity of longer than seven days, securities subject to legal or contractual restrictions and certain over-the counter options; (3) as to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer; (4) issue senior securities as defined in the 1940 Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities; (5) invest more than 10% of its assets in securities of other investment companies or more than 5% of its assets in the securities of one investment company or more than 3% of the outstanding voting securities of such company, provided that the foregoing restrictions on investment company purchases and holdings are inapplicable to acquisitions in connection with a merger, consolidation, reorganization or acquisition of assets (except that the Fund may in the future invest all of its investable assets in an open end management invest company with substantially the same investment objective and restrictions as the Fund); (6) pledge its assets or assign or otherwise encumber its assets in excess of 33 1/3% of its net assets (taken at market value at the time of pledging ) and then only to secure borrowings effected within the limitations set forth in the Fund's Prospectus; and (7) make short sales of securities (including "short sales against-the-box").

Strategic Income Fund Performance

During Strategic Income Fund's fiscal year ended September 30, 1994, Strategic Income Fund attempted to pay dividends on its Class A shares at a constant level. That was done keeping in mind the amount of net investment income and other distributable income available from Strategic Income Fund's portfolio investments. However, the amount of each dividend can change from time to time (or there might not be a dividend at all on any class) depending on market conditions, Strategic Income Fund's expenses, and the composition of Strategic Income Fund's portfolio. Attempting to pay dividends at a constant level required OMC to monitor Strategic Income Fund's income stream from its investments and at times to select higher yielding securities (appropriate to Strategic Income Fund's objectives and investment restrictions) to maintain income at the required level. This practice did not affect the net asset values of any class of shares. The Board of Trustees of Strategic Trust may change or end Strategic Income Fund's targeted dividend level for Class A shares at any time. There is no targeted dividend level for Class B or Class C shares.


During the past fiscal year, Strategic Income Fund's performance was affected by the rise in short-term interest rates, both in the U.S. and abroad. As interest rates rose, the bond market declined. In response to rising interest rates in the U.S., OMC reduced Strategic Income Fund's exposure to long-term U.S. government bonds, as well as high yield corporate bonds issued by companies whose earnings are sensitive to interest rate changes. The proceeds from the sale of those investments were used to increase Strategic Income Fund's investment in higher- yielding, lower-rated corporate bonds issued by companies whose earnings tend to rise in the middle-to-late stages of an economic expansion. In addition, OMC used futures to hedge against interest rate risk and thus avoided the sale of interest bearing securities. As foreign interest rates rose and the dollar weakened against major currencies, OMC reduced Strategic Income Fund's investments in Latin America and other emerging markets which tend to perform poorly in a rising interest rate environment. OMC increased Strategic Income Fund's investments in foreign government bonds which OMC believed would benefit from economic growth. Strategic Income Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares an investor owns. Past performance should not be considered a prediction of future performance.

Included in the Prospectus for Strategic Income Fund, a copy of which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference, in the section entitled "Performance of the Fund" is a performance graph which depicts the performance of a hypothetical $10,000 investment in Class A and Class B shares of Strategic Income Fund from the inception of each respective Class held through September 30, 1994, with all dividends and capital gains distributions reinvested in additional shares. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Accordingly, no information is presented on Class C shares in the graph.

Because Strategic Income Fund invests in a variety of debt securities in domestic and foreign markets, Strategic Income Fund's performance is compared to the performance of The Lehman Brothers Aggregate Bond Index and The Salomon Brothers World Government Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, widely regarded as a benchmark of fixed income performance on a world-wide basis. Index performance reflects the reinvestment of income, but not capital gains or transaction costs, and none of the data shows the effect of taxes. Also, Strategic Income Fund's performance data reflects the effect of Strategic Income Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for Strategic Income Fund's performance, it must be noted that Strategic Income Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Information on Fund performance is set forth in the Fund's Annual
Report as of November 30, 1994, which may be obtained without charge as set forth in "Miscellaneous - Public Information." Such information is incorporated herein by reference.

Additional Comparative Information

General

For a discussion of the organization and operation of Strategic Income Fund, including brokerage practices, see "Investment Objective and Policies" and "How the Fund is Managed" in the Strategic Income Fund current Prospectus and "Brokerage Policies of the Fund" in the Strategic Income Fund Additional Statement. For a discussion of the organization and operation of the Fund, including brokerage practices, see "Investment Objectives of the Fund," "Investment Restrictions and Techniques," "Investment Management Agreement" and "Additional Information" in the Fund current Prospectus.

Financial Information

For certain financial information about Strategic Income Fund and the Fund, see (as to Strategic Income Fund) "Financial Highlights" and "Performance of the Fund" in the Strategic Income Fund current
Prospectus and (as to the Fund) "Financial Highlights" in the Fund current Prospectus.

Management of Strategic Income Fund and the Fund

For information about the management of Strategic Income Fund and the Fund, including their respective Boards of Trustees and Directors, investment advisers, portfolio managers and distributors, see (as to Strategic Income Fund) "Expenses" and "How the Fund is Managed" in the Strategic Income Fund current Prospectus and "How the Fund is Managed," "Trustees and Officers of the Fund," and "The Manager and Its Affiliates" in the Strategic Income Fund Additional Statement and (as to the Fund) "Investment Management Agreement," Distribution Plan," "Portfolio Transactions and Turnover" and "Additional Information" in the Fund current Prospectus and "Trustees and Officers" in the Fund Additional Statement.

Description of Shares of Strategic Income Fund and the Fund

The Fund is a series of the Corporation, a company organized as a Maryland corporation, and is subject to the Maryland Corporation code and its governing documents, its Articles of Incorporation and by-laws. Strategic Income Fund, which is organized as a series of Strategic Trust, a Massachusetts business trust, is governed principally by its governing documents, its Declaration of Trust and by-laws. The shareholders of each have certain rights to call a meeting of shareholders; see the Strategic Income Fund Additional Statement and the Fund Additional Statement. Amendments to the Declaration of Trust require the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of Strategic Trust whereas amendments to the Corporation's Articles of Incorporation must be approved by a majority of the shares outstanding and entitled to vote. Under certain circumstances, a shareholder of Strategic Income Fund may be held personally liable as a partner for the obligations of Strategic Income Fund, and under the Declaration of Trust for Strategic Trust, such a shareholder is entitled to indemnification rights by Strategic Income Fund; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which Strategic Income Fund is unable to meet its obligations.

Each share of Strategic Income Fund represents an interest in Strategic Income Fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to a vote at shareholder meetings. Shares of Strategic Income Fund vote together in the aggregate on certain matters at shareholder meetings, such as the election of Trustees and ratification of appointment of auditors. Shareholders of a particular class vote separately on proposals which affect that series or class, and shareholders of a series or class which are not affected by that matter are not entitled to vote on the proposal. Strategic Income Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. Shareholders of Strategic Income Fund have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

Strategic Income Fund is authorized to issue an unlimited number of shares of beneficial interest. Shares are freely transferrable and do not have cumulative voting rights or preemptive or subscription rights. Strategic Income Fund is governed by a Board of Trustees that has the power, without shareholder approval, to establish and designate one or more series and to divide unissued shares into two or more classes.
The Board of Trustees has established three classes of shares, Class A, Class B and Class C. Each class invests in the same investment portfolio. Each class has its own dividends and distributions, and pays certain expenses which may be different for the different classes. Under certain circumstances, a shareholder of Strategic Income Fund may be held personally liable as a partner for the obligations of Strategic Income Fund, and under the Declaration of Trust for Strategic Income Fund, such a shareholder is entitled to indemnification rights by Strategic Income Fund; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which Strategic Income Fund is unable to meet its obligations.

For further information about the shares of Strategic Income Fund, and for a description of the classes of shares of Strategic Income Fund and the Fund, including voting rights, restrictions on disposition and potential liability associated with their ownership, see (as to Strategic Income Fund) "How the Fund is Managed" in the Strategic Income Fund current Prospectus and Strategic Income Fund Additional Statement and (as to the Fund) "Additional Information" in the Fund current Prospectus.

Dividends, Distributions and Taxes

Both funds declare dividends from net investment income on each regular business day, distribute dividends monthly and distribute net long-term capital gains annually. Strategic Income Fund distributes net short-term capital gains annually and the Fund distributes such gains quarterly. For a discussion of the policies of Strategic Income Fund and the Fund with respect to dividends and distributions, and a discussion of the tax consequences of an investment in Strategic Income Fund and the Fund, see (as to Strategic Income Fund) "Dividends, Capital Gains and Taxes" in the Strategic Income Fund current Prospectus and (as to the Fund) "Dividends and Distributions" and "Tax Status" in the Fund current Prospectus.

Purchases, Redemptions and Exchanges of Shares

For a discussion of how shares of Strategic Income Fund and the Fund may be purchased, redeemed and exchanged, see (as to Strategic Income
Fund) "How to Buy Shares," "How to Sell Shares," "Exchanges of Shares," "Special Investor Services," "Service Plan for Class A Shares," "Distribution and Service Plan for Class B Shares" and "Distribution and Service Plan for Class C Shares" in the Strategic Income Fund current Prospectus; and see "How to Buy Shares," "How to Redeem Shares," "Exchanging Shares" and "Additional Information" in the Fund current Prospectus.

Shareholder Inquiries

For a description of how shareholder inquiries should be made, see (as to Strategic Income Fund) "How the Fund is Managed" in the Strategic Income Fund current Prospectus and (as to the Fund) "Additional
Information" in the Fund current Prospectus.



INFORMATION CONCERNING THE MEETING

The Meeting

The Meeting will be held at One World Financial Center, New York, New York 10281 on the 40th Floor at 9:00 A.M., New York time, on November 16, 1995 and any adjournments thereof. At the Meeting, shareholders of the Fund will be asked to consider and vote upon approval of the Reorganization Agreement, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on September 25, 1995 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of a majority of the shares of the Fund outstanding and entitled to vote at the Meeting is required for approval of the Proposal. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. For purposes of voting with respect to the Reorganization, the Class A, Class B and Class C shares of the Fund shall vote together as a single class. Only shareholders of the Fund will vote on the Reorganization. The vote of shareholders of Strategic Income Fund is not being solicited to approve the Reorganization Agreement.

At the close of business on the Record Date, there were approximately 523,635.368 Class A, 133,741.364 Class B and 33,134.972 Class C shares of the Fund issued and outstanding. The presence in person or by proxy of the holders of a majority of such shares constitutes a quorum for the transaction of business at the Meeting. As of the close of business on the Record Date, there were approximately 688,392,697.363 Class A, 414,276,029.339 Class B and 14,224,487.615 Class C shares of
Strategic Income Fund issued and outstanding. To the knowledge of the Fund, as of the Record Date, no person owned of record or beneficially more than 5% of the outstanding Class A, Class B or Class C Fund shares or more than 5% of the outstanding shares of the Fund except for: (i) Unified Management Corp. Omnibus Account, 429 N. Pennsylvania Street, Indianapolis, Indiana 46204, which held of record but not beneficially for the benefit of clients 149,426.542 Class A shares of the Fund (approximately 28.54% of such outstanding shares); (ii) Oppenheimer Group Profit Sharing Plan Omnibus Account, Oppenheimer Tower, World Financial Center, New York, New York 10281, which held of record (and has voting but not dispositive rights with respect to) 67,840.538 Class A shares of the Fund (approximately 12.96% of such outstanding shares);
(iii) Oppenheimer & Co., Inc., P.O. Box 3484, Church Street Station, New York, New York 10008, which held of record but not beneficially for the benefit of two separate clients 23,589.779 Class B shares and 2,941.837 Class C shares of the Fund (approximately 17.64% and 8.88%, respectively, of such outstanding shares); (iv) Rauscher Pierce Refsnes FBO Healy and Beal P.C. Defined Benefit Pension Plan FBO Robert L. Beal, 310 N. Indian House Road, Tucson, Arizona 85711, which held of record and beneficially 2,474.107 Class C shares of the Fund (approximately 7.47% of such outstanding shares); (v) Oppenheimer Capital, 33 Maiden Lane, New York, New York 10038, which held of record and beneficially 11,881.750 Class C shares of the Fund (approximately 35.66% of such outstanding shares); (vi) State Street Bank and Trust as Custodian for the IRA of Harold D. Persons, 48-05 Browvale Lane, Little Neck, New York 11362, which held of record and beneficially 4,968.026 Class C shares of the Fund (approximately 14.99% of such outstanding shares); (vii) State Street Bank and Trust as Custodian for the SARSEP of San Bernardino County Medical Society, Inc. FBO Linda K. Stratton, 101 Chisholm Trail, Redlands, California, 92373 which held of record and beneficially 1,681.796 Class C shares of the Fund (approximately 5.08% of such outstanding shares); and (viii) Modern Technologies Inc. 401(k) Plan & Trust, 6801 Kenilworth Avenue, Riverdale Maryland 20737, which held of record and beneficially 1,820.896 Class C shares of the Fund (approximately 5.50% of such outstanding shares). As to shares of the Fund held of record, but not beneficially, by the foregoing entities, to the knowledge of the Fund no beneficial owner on whose behalf such shares are held owned more than 5% of the outstanding shares of the specified class as of the Record Date. The foregoing percentages are based on shares of the indicated class outstanding as of the Record Date. To the knowledge of Strategic Trust as of the Record Date, no person owned of record or beneficially more than 5% of the outstanding Class A, Class B or Class C Strategic Income Fund shares or more than 5% of the outstanding shares of Strategic Income Fund. As of the Record Date, the officers and Trustees of Strategic Trust, and the officers and Trustees of the Trust, beneficially owned as a group less than 1% of the outstanding shares of each class of Strategic Income Fund and the Fund, respectively, and of Strategic Income Fund and the Fund, respectively.

In the event a quorum does not exist on the date originally scheduled for the Meeting, or, subject to approval of the Board, for other reasons, one or more adjournments of the Meeting may be sought by the Board. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the Proposal, in favor of an adjournment, and will vote all shares which they are required to vote against the Proposal, against an adjournment.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted ("broker non-votes"). Abstentions and broker non-votes will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Corporation at One World Financial Center, New York, New York 10281; (ii) attending the Meeting and voting in person; or
(iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be evenly apportioned between QVA and OMC. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of QVA, the Corporation's investment adviser, or QVA's affiliates, personally or by telephone or telegraph. In addition, QVA has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005 to assist in the solicitation of proxies for the Meeting and the other shareholder meetings contemplated by the Acquisition primarily by contacting shareholders by telephone and telegram for a fee not to exceed $25,000 plus reasonable out-of-pocket expenses. With respect to a telephone solicitation by such firm, additional expenses would include the following: $5.00 per telephone vote transacted, $2.75 per outbound telephone contact and costs related to obtaining shareholder telephone numbers. The cost for such proxy solicitor will be shared by QVA and OMC. D.F. King & Co., Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by the Corporation for their reasonable out-of-pocket expenses.

Expenses of the Reorganization will be paid as set forth in the Reorganization Agreement. With respect to the Reorganization, OMC and QVA will share the cost of the tax opinion. Any other out-of-pocket expenses of Strategic Income Fund and the Fund associated with the Reorganization, including fund, accounting and transfer agent expenses, will be borne by OMC and QVA, respectively, in the amounts so incurred by the respective fund.

MISCELLANEOUS

Financial Information

The Reorganization will be accounted for by Strategic Income Fund in its financial statements similar to a pooling without restatement. Further financial information as to the Fund is contained in its current Prospectus, which is available without charge upon written request to Quest for Value Distributors, at P.O. Box 3567, Church Street Station, New York, New York 10277-1296, and in its audited financial statements as of November 30, 1994 and unaudited financial statements as of May 31, 1995, all of which are included in the Additional Statement. Financial information for Strategic Income Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of September 30, 1994 and unaudited financial statements as of March 31, 1995 which are included in the Additional Statement.

Public Information

Additional information about Strategic Income Fund and the Fund is available, as applicable, in the following documents: (i) Strategic Income Fund's Prospectus dated May 26, 1995, supplemented July 14, 1995, accompanying this Proxy Statement and Prospectus and incorporated herein by reference; (ii) the Fund's Prospectus dated March 1, 1995 as revised June 30, 1995, which may be obtained without charge by writing to QVD at the address indicated above; (iii) Strategic Income Fund's Annual Report as of September 30, 1994 and Semi-Annual Report as of March 31, 1995, which may be obtained without charge by writing to OSS at the address on the cover of this Proxy Statement and Prospectus; and
(iv) the Fund's Annual Report as of November 30, 1994, and Semi-Annual Report as of May 31, 1995 which may be obtained without charge by writing to QVD. All of the foregoing documents and the Statements of Additional Information referred to below may be obtained by calling the toll-free number for Strategic Income Fund or the Fund, as applicable, on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement, which is incorporated by reference and includes the Strategic Income Fund Additional Statement, the Fund's Prospectus dated March 1, 1995, as revised June 30, 1995, the Fund Additional Statement and the Annual and Semi-Annual Reports described in the preceding paragraph: the organization and operation of Strategic Income Fund and the Fund; more information on investment policies, practices and risks; information about Strategic Income Fund's and the Fund's respective Boards of Trustees and Directors and their responsibilities; a further description of the services provided by Strategic Income Fund's and the Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares of Strategic Income Fund and the Fund; purchase, redemption and exchange programs; and distribution arrangements.

Strategic Income Fund and the Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Strategic Income Fund and the Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Directors


Deborah Kaback, Secretary

September 28, 1995285




MERGE/231proxy.QF6

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION



     This AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 26th day of September, 1995, by and among Oppenheimer Strategic Funds Trust, a Massachusetts business trust ("Oppenheimer Trust"), on behalf of Oppenheimer Strategic Income Fund ("Oppenheimer Fund"), a series of Oppenheimer Trust, Quest for Value Global Funds, Inc., a Maryland corporation ("Quest For Value"), on behalf of Quest for Value Global Income Fund ("Quest Portfolio"), a series of Quest For Value, and Quest for Value Advisors ("Quest Advisors"), a Delaware general partnership which serves as investment adviser to the Quest Portfolio.

     This Agreement is intended to be and is adopted as a "plan of reorganization", within the meaning of Treas. Reg. Section 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). The reorganization ("Reorganization") will consist of the transfer to the Oppenheimer Fund of substantially all of the assets of the Quest Portfolio in exchange for the assumption by the Oppenheimer Fund of such stated liabilities of the Quest Portfolio as shall be agreed to by the Oppenheimer Fund and the issuance by the Oppenheimer Fund of shares of beneficial interest of the Oppenheimer Fund ("shares") of Class A, Class B and Class C to be distributed contemporaneously with the Closing Date (as defined in Section 3.1 below), to the shareholders of the Quest Portfolio in liquidation of the Quest Portfolio as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement. To the extent necessary to effectuate the transactions contemplated by this Agreement, or as the context of representations, warranties, covenants and other agreements set forth in this Agreement may require, all references in this Agreement to the Quest Portfolio shall include Quest For Value and all references to the Oppenheimer Fund shall include the Oppenheimer Trust.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   THE REORGANIZATION AND LIQUIDATION OF THE QUEST PORTFOLIO

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, on the Closing Date, the Quest Portfolio will assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 ("Quest Portfolio Assets") to the Oppenheimer Fund, and the Oppenheimer Fund will in exchange therefor assume Quest Portfolio's stated liabilities on the Closing Date as set forth in paragraph 1.3 and deliver to the Quest Portfolio the number of each class of shares of the Oppenheimer Fund, including fractional Oppenheimer Fund shares, determined by dividing the value of the Quest Portfolio Assets, net of such stated liabilities, represented by shares of each class of the Quest Portfolio computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of each class of shares of the Oppenheimer Fund, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The Quest Portfolio Assets shall consist of all property and rights, including without limitation all cash, cash equivalents, securities and dividend and interest receivables owned by the Quest Portfolio, and any deferred or prepaid expenses shown as an asset on the Quest Portfolio's books on the Closing Date. Notwithstanding the foregoing, the Quest Portfolio Assets shall exclude a cash reserve (the "Cash Reserve") to be retained by the Quest Portfolio sufficient in its discretion for the payment of the expenses of the Quest Portfolio's dissolution and its liabilities, but not in excess of the amount contemplated by paragraph 7.11.

          (b) Promptly following the signing of this Agreement, the Quest Portfolio will provide the Oppenheimer Fund with a list of its assets as of the most reasonably practical date. On the Closing Date, the Quest Portfolio will provide the Oppenheimer Fund with a list of the Quest Portfolio Assets to be assigned, delivered and otherwise transferred to the Oppenheimer Fund and of the stated liabilities to be assumed by the Oppenheimer Fund pursuant to this Agreement.

     1.3 The Quest Portfolio will endeavor to discharge all of its liabilities and obligations when and as due prior to the Closing Date. An unaudited Statement of Assets and Liabilities of the Quest Portfolio will be prepared by the Treasurer of the Quest Portfolio, as of the Valuation Date (as defined in Section 2.1 below), which Statement shall be prepared in conformity with generally accepted accounting principles consistently applied from the prior audited period. On the Closing Date, the Oppenheimer Fund shall assume such stated liabilities, expenses, costs, charges and reserves set forth on such Statement as shall be agreed to by the Oppenheimer Fund.

     1.4 In order for the Quest Portfolio to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Section 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, the Quest Portfolio will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 Contemporaneously with the Closing, the Quest Portfolio will be liquidated (except for the Cash Reserve) and the Quest Portfolio will distribute or cause to be distributed the Oppenheimer Fund shares of each class received by the Quest Portfolio pursuant to paragraph 1.1 pro rata to the appropriate shareholders of record of each class determined as of the close of business on the Valuation Date as defined in paragraph 2.1. Upon such liquidation all issued and outstanding shares of the Quest Portfolio will be cancelled on the Quest Portfolio's books and the Quest Portfolio Shareholders will have no further rights as such Shareholders. The Oppenheimer Fund will not issue certificates representing the shares of the Oppenheimer Fund in connection with such exchange.

     1.6 After the Closing, the Quest Portfolio shall not conduct any business except in connection with the winding up of its affairs and shall file, or make provision for filing of, all reports it is required by law to file. After the Closing, Quest For Value may be dissolved and deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Within one year after the Closing, the Quest Portfolio shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to the Oppenheimer Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or
(ii) distribute such remaining amount to the shareholders of the Quest Portfolio on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of the Quest Portfolio outstanding on the Valuation Date.

     1.7 Copies of all books and records of or pertaining to the Quest Portfolio, including those in connection with its obligations under the 1940 Act, the Code, State blue sky laws or otherwise in connection with this Agreement, will promptly after the Closing be delivered to officers of the Oppenheimer Fund or their designee. Quest For Value and Quest Advisors shall have access to such books and records upon reasonable request during normal business hours.

2.   THE CALCULATION

     2.1 The value of the Quest Portfolio Assets shall be the value of such assets computed as of the close of business of the New York Stock Exchange on the business day preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Oppenheimer Fund's then current prospectus and statement of additional information.

     2.2 The net asset value of each class of shares of the Oppenheimer Fund shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Oppenheimer Fund's then current prospectus and statement of additional information.

     2.3 The number of each class of Oppenheimer Fund shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the value of the Quest Portfolio Assets, net of the liabilities assumed by the Oppenheimer Fund pursuant to paragraph
1.1 attributable to that class, determined in accordance with paragraph 2.1, by the net asset value of an Oppenheimer Fund share of a similar class determined in accordance with paragraph 2.2.

     2.4  All computations of value shall be made by Oppenheimer
Management Corporation in accordance with its regular practice in pricing the Oppenheimer Fund. The Oppenheimer Fund shall cause
Oppenheimer Management Corporation to deliver to the Quest Portfolio a copy of its valuation report at the Closing.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date hereunder (the "Closing Date") shall be the date of the closing of the acquisition contemplated by that certain Acquisition Agreement (the "Acquisition Agreement") dated August 17, 1995 between Oppenheimer Management Corporation, Quest Advisors, Quest for Value Distributors and Oppenheimer Capital (or such other day and time as may be mutually agreed upon in writing). The Closing shall be held in a location mutually agreeable to all the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed by the parties.

     3.2 Portfolio securities held by the Quest Portfolio and represented by a certificate or written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), custodian for the Oppenheimer Fund, for examination no later than five
business days preceding the Valuation Date.   Such portfolio securities
(together with any cash or other assets) shall be delivered by the Quest Portfolio to the Custodian for the account of the Oppenheimer Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or with a qualified foreign custodian under Rule 17f-5 of the 1940 Act shall be delivered on or before the Closing Date by book entry in accordance with customary practices of such depositories and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Oppenheimer Strategic Income Fund."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Oppenheimer Fund and the Quest Portfolio, accurate appraisal of the value of the net assets of the Oppenheimer Fund or the Quest Portfolio Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 The Quest Portfolio shall deliver to the Oppenheimer Fund or its designee (a) at the Closing a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Quest Portfolio Shareholders (as hereinafter defined) and the number of each class of outstanding Quest Portfolio shares owned by each such shareholder, all as of the Valuation Date (the "Quest Portfolio Shareholders"), and (b) as soon as practicable after the Closing all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Quest Portfolio Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Oppenheimer Fund shall issue and deliver to Quest Portfolio a confirmation evidencing delivery of each class of Oppenheimer Fund shares to be credited on the Closing Date to the Quest Portfolio or provide evidence reasonably satisfactory to the Quest Portfolio that such Oppenheimer Fund shares have been credited to Quest Portfolio's account on the books of the Oppenheimer Fund. At the Closing each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documents as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by the Agreement.

4.   COVENANTS OF THE OPPENHEIMER FUND AND THE QUEST PORTFOLIO

     4.1 The Oppenheimer Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions and such changes that have been approved by shareholders of the Oppenheimer Fund at a shareholders meeting prior to the Closing of which Quest Portfolio has been advised.

     4.2 The Oppenheimer Fund has prepared and filed with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), and will prepare and file with the Commission any amendments thereto, relating to the Oppenheimer Fund shares to be issued to the Quest Portfolio Shareholders pursuant to the Reorganization ("Registration Statement"). The Quest Portfolio will provide the Oppenheimer Fund with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. The Quest Portfolio will further provide the Oppenheimer Fund with such other information and documents relating to the Quest Portfolio as are reasonably necessary for the preparation of the Registration Statement.

     4.3 The Quest Portfolio will call a meeting of its shareholders to consider and act upon the Reorganization, including this Agreement, and take all other action necessary to obtain approval of the transactions contemplated herein. The Quest Portfolio will prepare, with such assistance from the Oppenheimer Fund as may be mutually agreed to, the notice of meeting, form of proxy and proxy statement and prospectus (collectively "Proxy Materials") to be used in connection with such meeting provided that the Oppenheimer Fund will furnish the Quest Portfolio with a current effective prospectus relating to the Oppenheimer Fund shares for inclusion in the Proxy Materials and with such other information relating to the Oppenheimer Fund as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Prior to the Closing Date, the Quest Portfolio will assist the Oppenheimer Fund in obtaining such information as the Oppenheimer Fund reasonably requests concerning the beneficial ownership of the shares of the Quest Portfolio.

     4.5 Subject to the provisions of this Agreement, the Oppenheimer Fund and the Quest Portfolio will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Quest Portfolio shall furnish or cause to be furnished to the Oppenheimer Fund, such information as the Oppenheimer Fund reasonably requests to enable the Oppenheimer Fund to determine the Quest Portfolio's earnings and profits for federal income tax purposes that will be carried over to the Oppenheimer Fund pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Quest for Value shall prepare and file all federal and other tax returns and reports of the Quest Portfolio required by law to be filed with respect to all periods ending through and after the Closing Date but not theretofore filed.

     4.8 The Oppenheimer Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     4.9 Until the third anniversary of the Closing Date, the Oppenheimer Fund will use its best efforts to assure that at least 75% of the Trustees of the Oppenheimer Fund will not be "interested persons" of the investment adviser for the Oppenheimer Fund or Quest Advisors, as the term "interested person" is defined by the 1940 Act.

5.   REPRESENTATIONS AND WARRANTIES

     5.1 Oppenheimer Trust, on behalf of the Oppenheimer Fund represents and warrants to the Quest Portfolio as follows:

     (a) The Oppenheimer Fund is a series of Oppenheimer Trust, an unincorporated voluntary association validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power and authority to own its properties and to carry on its business as it is now conducted;

     (b) Oppenheimer Trust is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of each class of the Oppenheimer Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of each class of the Oppenheimer Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Oppenheimer Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current prospectus and statement of additional information of the Oppenheimer Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) At the Closing Date, the Oppenheimer Fund will have title to the Oppenheimer Fund's assets, subject to no liens, security interests or other encumbrances except those incurred in the ordinary course of business.

     (f) The Oppenheimer Fund is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Oppenheimer Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertakings to which the Oppenheimer Fund is a party or by which it is bound;

     (g) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Oppenheimer Fund or any of its properties or assets, except as previously disclosed in writing to the Quest Portfolio. The Oppenheimer Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

     (h) The Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets as of September 30, 1994 (audited) of the Oppenheimer Fund examined by Deloitte & Touche LLP (a copy of which has been furnished to the Quest Portfolio), fairly present, in all material respects, the financial condition of the Oppenheimer Fund as of such date in conformity with generally accepted accounting principles consistently applied, and as of such date there were no known liabilities of the Oppenheimer Fund (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein;

     (i) All issued and outstanding Oppenheimer Fund shares of each class are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof except as otherwise set forth in the current statement of additional information for the Oppenheimer Fund under "How the Fund is Managed - Organization and History;"

     (j) Oppenheimer Trust has the power to enter into this Agreement and carry out its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Oppenheimer Trust, and this Agreement constitutes a valid and binding obligation of the Oppenheimer Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles;

     (k) The Oppenheimer Fund shares of each class to be issued and delivered to the Quest Portfolio, for the account of the Quest Portfolio Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Oppenheimer Fund shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof except as otherwise set forth in the current statement of additional information for the Oppenheimer Fund under "How the Fund is Managed - Organization and History," and no shareholder of Oppenheimer Fund will have any preemptive right or right of subscription or purchase in respect thereof;

     (l) Since September 30, 1994, there has not been (i) any material adverse change in the Oppenheimer Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or that have been approved by shareholders of the Oppenheimer Fund or (ii) any incurrence by the Oppenheimer Fund of any indebtedness except indebtedness incurred in the ordinary course of business. For the purposes of this subparagraph, neither a decline in net asset value per share of any class of the Oppenheimer Fund nor the redemption of Oppenheimer Fund shares by Oppenheimer Fund shareholders, shall constitute a material adverse change;

     (m) All material Federal and other tax returns and reports of the Oppenheimer Fund required by law to have been filed, have been filed, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Oppenheimer Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

     (n) For each taxable year of its operation, the Oppenheimer Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of the Oppenheimer Fund to continue to meet the requirements of Subchapter M of the Code;

     (o) Since September 30, 1994, there has been no change by the Oppenheimer Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Quest Portfolio or as set forth in the financial statements of the Oppenheimer Fund covering such period;

     (p) The information furnished or to be furnished by the Oppenheimer Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (q) The Proxy Statement and Prospectus to be included in the Registration Statement (only insofar as it relates to the Oppenheimer
Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2 Quest for Value, on behalf of the Quest Portfolio, represents and warrants to the Oppenheimer Fund as follows:

     (a) The Quest Portfolio is a series of Quest For Value, a corporation validly existing and in good standing under the laws of State of Maryland;

     (b) Quest For Value is a duly registered, open-end, management investment company, its registration with the Commission as an investment company under the 1940 Act is in full force and effect and its current Prospectus and Statement of Additional Information conform in all material respects to the requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (c) All of the issued and outstanding shares of each class of the Quest Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of each class of the Quest Portfolio are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Quest Portfolio is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The Quest Portfolio is not, and the execution, delivery and performance of this Agreement will not result, in a violation of (i) any provision of Quest For Value's Articles of Incorporation or By-Laws or (ii) of any agreement, indenture, instrument, contract, lease or other undertaking to which the Quest Portfolio is a party or by which it is bound (other than any violations that individually or in the aggregate would not have a material adverse effect on the Quest Portfolio);

     (e) The Quest Portfolio has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to or as of the Closing Date;

     (f) Except as otherwise disclosed in writing to and acknowledged by the Oppenheimer Fund prior to the date of this Agreement, no litigation, administrative proceeding, investigation, examination or inquiry of or before any court or governmental body is presently pending, or to its knowledge, threatened relating to the Quest Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Quest Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Quest Portfolio as of November 30, 1994 (audited), examined by Price Waterhouse LLP, and May 31, 1995 (unaudited) (copies of each of which have been furnished to the Oppenheimer Fund) fairly present, in all material respects, the Quest Portfolio's financial condition as of such dates, its results of operations for such periods and changes in its net assets for such periods in conformity with generally accepted accounting principles consistently applied, and as of such dates there were no known liabilities of the Quest Portfolio (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein. All liabilities (contingent and otherwise) as of the Closing Date known to the Quest Portfolio will be set forth on the unaudited Statement of Assets and Liabilities referred to in paragraph 1.3.

     (h) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Quest Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Quest Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by the Oppenheimer Fund prior to the date of this Agreement and prior to the Closing Date. All liabilities of the Quest Portfolio (contingent and otherwise) are reflected in the unaudited statement described in paragraph 1.3 above. For the purpose of this subparagraph (h), neither a decline in the Quest Portfolio's net asset value per share nor a decrease in the Quest Portfolio's size due to redemptions by Quest Portfolio shareholders shall constitute a material adverse change;

     (i) All federal and other tax returns and reports of the Quest Portfolio required by law to be filed shall have been filed, there are no claims, levies, liabilities or amounts due for corporate, excise, income or other federal, state or local taxes outstanding or threatened against Quest Portfolio (other than those reflected on its most recent financial statements) and to the best of Quest For Value's knowledge there are no facts that might form the basis for such proceedings, no such return is currently under audit and no assessment has been asserted with respect to any such return and to the extent such tax returns with respect to the taxable year of the Quest Portfolio ended November 30, 1995 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

     (j)  For each taxable year since its inception, the Quest
Portfolio has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" as defined therein and will be in compliance with said requirements at and as of the Closing Date;

     (k) All issued and outstanding shares of each class of the Quest Portfolio are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. All such shares of each class will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Oppenheimer Fund pursuant to paragraph 3.4. The Quest Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of any class, nor is there outstanding any security convertible into any of its shares of any class except for class B shares of the Quest Portfolio which convert into class A shares of the Quest Portfolio as described in the current prospectus of the Quest Portfolio.

     (l) At the Closing Date, the Quest Portfolio will have good and valid title to the Quest Portfolio Assets, subject to no liens, security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer the Quest Portfolio Assets hereunder, and upon delivery and payment for the Quest Portfolio Assets, the Oppenheimer Fund will acquire title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

     (m) Quest For Value has the power to enter into this Agreement and carry out its obligations hereunder. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Quest For Value, and subject to the approval of Quest Portfolio's shareholders, this Agreement constitutes a valid and binding obligation of Quest For Value, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the performance of this Agreement.

     (n) On the effective date of the Registration Statement, at the time of the meeting of Quest Portfolio's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Oppenheimer Fund prospectus and statement of additional information incorporated therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein, in light of the circumstances under which such statements were made, not misleading. Any other information furnished or to be furnished by Quest Portfolio for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and all regulations thereunder;

     (o) Quest Portfolio will, on or prior to the Closing Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Closing Date (computed without regard to any deduction for dividends paid);

     (p) Quest Portfolio has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder;

     (q) Quest Portfolio is not acquiring Oppenheimer Fund shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement;

     (r) As of the Closing Date no violation of applicable federal, state and local statute, law or regulation, exists that individually, or in the aggregate, would have a material adverse effect on the business or operations of Quest Portfolio;

     (s) As of the Closing Date the Quest Portfolio is in compliance with its investment objective(s), policies and restrictions as described in its current prospectus and statement of additional information;

     (t) There are no unresolved or outstanding shareholder claims or complaints related to Quest Portfolio and there will be no such claims or complaints as of the Closing Date other than as disclosed by Quest Advisors in writing to Oppenheimer Fund prior to the Closing Date;

     (u) Except as previously disclosed to Oppenheimer Fund in writing, and except as have been fully corrected, there have been no miscalculations of the net asset value of Quest Portfolio during the twelve-month period preceding the Closing Date and all such calculations have been done in accordance with the provisions of Rule 2a-4 under the 1940 Act.

     5.3 Quest Advisors represents and warrants to the Oppenheimer Fund as follows:

     (a) To the best knowledge of Quest Advisors after due inquiry, as of the Closing Date no violation of applicable federal, state and local statute, law or regulation, exists that individually, or in the aggregate, would have a material adverse effect on the business or operations of Quest Portfolio.

     (b) To the best knowledge of Quest Advisors after due inquiry, assuming fulfillment of the conditions precedent to the consummation of the Reorganization, Quest Portfolio has the right, power, legal capacity and authority to enter into the Reorganization contemplated by this Agreement.

     (c) To the best knowledge of Quest Advisors after due inquiry, as of the Closing Date Quest Portfolio is in compliance with its investment objective(s), policies and restrictions as described in its current prospectus and statement of additional information.

     (d) To the best knowledge of Quest Advisors after due inquiry, as of the Closing Date there are no outstanding breaches by Quest Portfolio of any agreement, indenture, instrument, contract, lease or other undertaking to which it is a party, or by which it is bound (other than any breaches that individually or in the aggregate would not have a material adverse effect on the Quest Portfolio).

     (e) To the best knowledge of Quest Advisors upon due inquiry, there are no unresolved or outstanding shareholder claims or inquiries related to Quest Portfolio and there will be no such claims or inquiries as of the Closing Date other than as disclosed by Quest Advisors in writing to Oppenheimer Fund prior to the Closing Date.

     (f) Quest Advisors is not aware of any threatened or pending litigation, administrative proceeding, investigation, examination or inquiry of or before any court or governmental body relating to the Quest Portfolio or any of its properties or assets which, if adversely determined, would materially and adversely affect the Quest Portfolio's business or its ability to consummate the transactions herein contemplated.

     (g) Quest Advisors is not aware of any outstanding or threatened private claims or litigation relating to Quest Portfolio. Quest
Advisors knows of no facts that might form the basis for such proceedings.

     (h) Except as previously disclosed to Oppenheimer Fund in writing, and except as have been fully corrected, there have been no miscalculations of the net asset value of Quest Portfolio during the twelve-month period preceding the Closing Date and all such calculations have been done in accordance with the provisions of Rule 2a-4 under the 1940 Act.

     (i) There are no claims, levies or liabilities for corporate, excise, income or other federal, state or local taxes outstanding or threatened against Quest Portfolio, other than those reflected in its most recent audited financial statements. Quest Advisors knows of no facts that might form the basis for such proceedings.

     (j) To the best knowledge of Quest Advisors after due inquiry, there have been no material adverse changes in Quest Portfolio's financial condition, assets, liabilities or business, other than those reflected in its most recent audited financial statements and all liabilities of Quest Portfolio (contingent and otherwise) known to Quest Advisors have been reported in writing to the Oppenheimer Fund prior to the date of this Agreement and prior to the Closing Date. A reduction in net assets due to shareowner redemptions will not be deemed to be a material adverse change.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE QUEST PORTFOLIO

     The obligations of Quest Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by Oppenheimer Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Oppenheimer Trust, on behalf of Oppenheimer Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 Oppenheimer Fund shall have delivered to Quest Portfolio a certificate executed in Oppenheimer Fund's name by Oppenheimer Fund's President, Vice President or Secretary and, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to Quest Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of Oppenheimer Trust, on behalf of Oppenheimer Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Quest Portfolio shall reasonably request;

     6.3 Quest Portfolio shall have received a favorable opinion from Myer, Swanson, Adams & Wolf, P.C., counsel to the Oppenheimer Fund, dated as of the Closing Date, in a form reasonably satisfactory to Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Quest
Portfolio, covering the following points:

     That (a) Oppenheimer Fund is a series of Oppenheimer Trust, an unincorporated voluntary association duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Oppenheimer Trust is a duly registered, open-end, management investment company and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Oppenheimer Trust, on behalf of Oppenheimer Fund, and assuming due authorization, execution and delivery of this Agreement by Quest Portfolio, is a valid and binding obligation of Oppenheimer Trust enforceable against Oppenheimer Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Oppenheimer Fund shares to be issued to Quest Portfolio shareholders as provided by this Agreement are duly authorized and upon delivery of such shares to Quest Portfolio will be validly issued and outstanding and fully paid and non-assessable (except as otherwise set forth in the current statement of additional information for the Oppenheimer Fund under "How the Fund is Managed - Organization and History") and no shareholder of Oppenheimer Fund has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Oppenheimer Trust's Declaration of Trust and By-Laws or any provision of any material agreement (known to such counsel) to which Oppenheimer Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment or decree to which Oppenheimer Fund is a party or by which it is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Oppenheimer Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act , the 1934 Act and the 1940 Act and such as may be required under state securities laws; (g) only insofar as they relate to Oppenheimer Fund, the descriptions in the Proxy Materials of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate in all material respects and fairly present the information required to be shown; (h) such counsel does not know of any legal or governmental proceedings, only insofar as they relate to Oppenheimer Fund, existing on or before the date of mailing of the Proxy Materials or the Closing Date that are required to be described in the Registration Statement or in any documents that are required to be filed as exhibits to the Registration Statement that are not described as required; and (i) to the best knowledge of such counsel, no material litigation or administrative proceedings or investigation of or before any court or governmental body is presently pending or overtly threatened as to Oppenheimer Fund or any of its properties or assets and Oppenheimer Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     6.4 All actions taken by Oppenheimer Trust and Oppenheimer Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Quest Portfolio and its counsel, Gordon Altman Butowsky Weitzen Shalov & Wein.

     6.5 As of the Closing Date, there shall be no material change in the investment objective, policies and restrictions nor any increase in the investment management fees, fees payable pursuant to Oppenheimer Fund's 12b-1 plans of distribution or sales loads of Oppenheimer Fund from those described in the Prospectus and Statement of Additional Information of Oppenheimer Fund dated May 30, 1995 as supplemented July 14, 1995, except as may have been approved by shareholders of the Oppenheimer Fund.

     6.6 The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Quest Portfolio at the close of business on the Valuation Date.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF OPPENHEIMER FUND

     The obligations of Oppenheimer Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Quest Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Quest For Value, on behalf of Quest Portfolio, and Quest Advisors contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Quest Portfolio shall have delivered to Oppenheimer Fund a statement of Quest Portfolio Assets and its liabilities, together with a list of Quest Portfolio's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Quest Portfolio;

     7.3 Quest Portfolio shall have delivered to Oppenheimer Fund at the Closing a certificate executed in Quest For Value's name by the President, Vice President or Secretary and the Treasurer or Assistant Treasurer of Quest For Value, in form and substance satisfactory to Oppenheimer Fund and dated as of the Closing Date, to the effect that the representations and warranties of Quest for Value, on behalf of Quest Portfolio, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Oppenheimer Fund shall reasonably request. Such a certificate shall also be delivered to Oppenheimer Fund as executed by Quest Advisors with respect to its representations and warranties made in paragraph 5.3.

     7.4 Oppenheimer Fund shall have received at the Closing a favorable opinion dated as of the Closing Date of Gordon Altman
Butowsky Weitzen Shalov & Wein, counsel to Quest For Value, in a form satisfactory to Myer, Swanson, Adams & Wolf, P.C., counsel to
Oppenheimer Fund covering the following points:

     That (a) Quest Portfolio is a series of Quest For Value, a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Quest For Value is registered as an investment company under the 1940 Act, and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect;
     (c) this Agreement has been duly authorized, executed and delivered by Quest For Value on behalf of Quest Portfolio and, assuming due authorization, execution and delivery of this Agreement by Oppenheimer Fund, is a valid and binding obligation of Quest For Value enforceable against Quest For Value in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Quest For Value's Articles of Incorporation or By-Laws or any provision of any material agreement (known to such counsel) to which Quest For Value is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any material obligation or the imposition of any material penalty under any agreement, judgment or decree to which Quest For Value is a party or by which it is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Quest For Value of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; (f) only insofar as they relate to Quest For Value, the descriptions in the Proxy Materials of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate in all material respects and fairly present the information required to be shown; (g) such counsel does not know of any legal or governmental proceedings, only insofar as they relate to Quest For Value, existing on or before the date of mailing the Proxy Materials or the Closing Date that are required to be described in the Registration Statement or in any documents that are required to be filed as exhibits to the Registration Statement that are not described as required; and (h) to the best knowledge of such counsel, no material litigation or administrative proceedings or investigation of or before any court or governmental body is presently pending or overtly threatened as to Quest For Value or any of its properties or assets and Quest Portfolio is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

     7.5 Between the date hereof and the Closing Date, Quest For Value shall provide Oppenheimer Fund and its representatives reasonable access during regular business hours and upon reasonable notice to the books and records of or relating to Quest Portfolio, including without limitation the books and records of Quest For Value, as Oppenheimer Fund may reasonably request. All such information obtained by Oppenheimer Fund and its representatives shall be held in confidence and may not be used for any purpose other than in connection with the transaction contemplated hereby. In the event that the transaction contemplated by this Agreement is not consummated, Oppenheimer Fund and its representatives will promptly return to Quest For Value all documents and copies thereof with respect to Quest Portfolio obtained from Quest For Value during the course of such investigation.

     7.6 Quest For Value, on behalf of Quest Portfolio shall have delivered to Oppenheimer Fund, pursuant to paragraph 5.2(g), copies of the most recent financial statements of Quest Portfolio certified by Price Waterhouse LLP.

     7.7 On the Closing Date, the Quest Portfolio Assets shall include no assets that Oppenheimer Fund, by reason of charter limitations or otherwise, may not properly acquire.

     7.8 All actions taken by Quest For Value and Quest Portfolio in connection with the transactions contemplated by the Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Oppenheimer Fund and its counsel, Myer, Swanson, Adams & Wolf, P.C.

     7.9 The stated liabilities, expenses, costs, charges and reserves reflected on the unaudited Statement of Assets and Liabilities of the Quest Portfolio referred to in paragraph 1.3 shall have been agreed to by the Oppenheimer Fund.

     7.10 The filing of the Registration Statement shall have been approved by the Board of Trustees of the Oppenheimer Fund.

     7.11 The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of the Quest Portfolio at the close of business on the Valuation Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF OPPENHEIMER FUND AND QUEST PORTFOLIO

     The obligations of Quest Portfolio and Oppenheimer Fund hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Quest Portfolio and certified copies of the resolutions evidencing such approval shall have been delivered to Oppenheimer Fund;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions or any exemptive orders from such federal and state authorities) deemed necessary by Oppenheimer Fund or Quest For Value on behalf of Quest Portfolio to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Oppenheimer Fund or Quest Portfolio.

     8.4 The Registration Statement on Form N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Quest Portfolio shall have declared and paid a dividend or dividends and/or other distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Quest Portfolio Shareholders all of Quest Portfolio's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion from Price Waterhouse LLP (based on such representations as such firm shall reasonably request), addressed to Oppenheimer Fund and Quest Portfolio, which opinion may be relied upon by the shareholders of Oppenheimer Fund and Quest Portfolio, substantially to the effect that, for federal income tax purposes:


     (a) The transfer of substantially all of Quest Portfolio's assets in exchange for Oppenheimer Fund shares and the assumption by Oppenheimer Fund of certain identified liabilities of Quest Portfolio followed by the distribution by Quest Portfolio of Oppenheimer Fund shares to the Quest Portfolio Shareholders in exchange for their Quest Portfolio shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code and Quest Portfolio and Oppenheimer Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

     (b) Pursuant to Section 1032 of the Code, no gain or loss will be recognized by Oppenheimer Fund upon the receipt of the assets of Quest Portfolio solely in exchange for Oppenheimer Fund shares and the assumption by Oppenheimer Fund of the identified liabilities of Quest Portfolio;

     (c) Pursuant to Section 361(a) of the Code, no gain or loss will be recognized by Quest Portfolio upon the transfer of the assets of Quest Portfolio to Oppenheimer Fund in exchange for Oppenheimer Fund shares and the assumption by Oppenheimer Fund of the identified liabilities of Quest Portfolio, or upon the distribution of Oppenheimer Fund shares to the Quest Portfolio Shareholders in exchange for the Quest Portfolio shares;

     (d) Pursuant to Section 354(a) of the Code, no gain or loss will be recognized by the Quest Portfolio Shareholders upon the exchange of the Quest Portfolio shares for the Oppenheimer Fund shares;

     (e) Pursuant to Section 358 of the Code, the aggregate tax basis for Oppenheimer Fund shares received by each Quest Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Quest Portfolio shares held by each such Quest Portfolio Shareholder immediately prior to the Reorganization;

     (f) Pursuant to Section 1223 of the Code, the holding period of Oppenheimer Fund shares to be received by each Quest Portfolio Shareholder will include the period during which the Quest Portfolio shares surrendered in exchange therefor were held (provided such Quest Portfolio shares were held as capital assets on the date of the Reorganization);

     (g) Pursuant to Section 362(b) of the Code, the tax basis of the assets of Quest Portfolio acquired by Oppenheimer Fund will be the same as the tax basis of such assets to Quest Portfolio immediately prior to the Reorganization;

     (h) Pursuant to Section 1223 of the Code, the holding period of the assets of Quest Portfolio in the hands of Oppenheimer Fund will include the period during which those assets were held by Quest Portfolio; and

     (i) Oppenheimer Fund will succeed to and take into account the items of Quest Portfolio described in Section 381(c) of the Code, including the earnings and profits, or deficit in earnings and profits, of Quest Portfolio as of the date of the transaction. Oppenheimer Fund will take those items into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and applicable regulations thereunder.

Notwithstanding anything herein to the contrary, neither Oppenheimer Fund nor Quest Portfolio may waive the material conditions set forth in this paragraph 8.6 although the actual wording of such opinion may differ to the extent agreed to by Oppenheimer Fund and Quest Portfolio.

9.   BROKERAGE FEES AND EXPENSES

     9.1  Oppenheimer Fund and Quest For Value on behalf of Quest
Portfolio each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 (a) Oppenheimer Management Corporation shall bear the expenses of Oppenheimer Fund incurred in connection with entering into and carrying out the provisions of this Agreement, including legal, accounting and Commission registration fees and Blue Sky expenses. Quest Advisors (or a party other than Oppenheimer Fund) shall bear Quest Portfolio's expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including legal and accounting fees, and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein. Notwithstanding the foregoing, expenses incurred with respect to the tax opinion referenced in paragraph 8.6 and expenses of the proxy solicitation, including the cost of printing and mailing the Proxy Materials, will be evenly apportioned between Quest Advisors and Oppenheimer Management Corporation.

     (b) In the event the transactions contemplated herein are not consummated by reason of Quest Portfolio's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Quest Portfolio's obligations specified in this Agreement), Quest Advisors' (or a party other than Oppenheimer
Fund) only obligation hereunder shall be to reimburse Oppenheimer Fund (or Oppenheimer Management Corporation) for all reasonable out-of-pocket fees and expenses incurred by Oppenheimer Fund (or Oppenheimer Management Corporation) in connection with those transactions, including legal, accounting and filing fees.

     (c) In the event the transactions contemplated herein are not consummated by reason of Oppenheimer Fund's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Oppenheimer Fund's obligations specified in the Agreement), Oppenheimer Fund's only obligations hereunder shall be to reimburse Quest Portfolio (or Quest Advisors) for all reasonable out-of-pocket fees and expenses incurred by Quest Portfolio (or Quest Advisors) in connection with those transactions, including legal, accounting and filing fees, and to comply with the provisions of paragraph 7.5 hereof.

10.  ENTIRE AGREEMENT: SURVIVAL OF WARRANTIES

     10.1 Oppenheimer Trust, on behalf of Oppenheimer Fund, Quest For Value, on behalf of Quest Portfolio and Quest Advisors agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein.

11.  TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Quest For Value, on behalf of Quest Portfolio, and Oppenheimer Trust, on behalf of Oppenheimer Fund;

     (b) by either Oppenheimer Trust, on behalf of Oppenheimer Fund or Quest For Value, on behalf of Quest Portfolio, by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in default or in breach of this Agreement) if the Closing shall not have occurred on or before February 29, 1996; or

     (c) by either Oppenheimer Trust, on behalf of Oppenheimer Fund or Quest For Value, on behalf of Quest Portfolio, in writing without liability of the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of the Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) Quest Advisors, Quest For Value or the Quest Portfolio, or Oppenheimer Trust or the Oppenheimer Fund, respectively, materially breaches or shall have breached any of its representations, warranties or covenants contained herein, (iii) the Quest Portfolio Shareholders fail to approve the Agreement, (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met or (v) the acquisition contemplated by the Acquisition Agreement is not consummated.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder (other than Oppenheimer Fund's obligations under paragraph 7.5) and there shall be no liability for damages on the part of Oppenheimer Trust, the Oppenheimer Fund, Quest Portfolio or Quest Advisors or the trustees, directors or officers of Oppenheimer Trust, Quest Portfolio or Quest Advisors, to any other party or its trustees, directors or officers.

          (b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder (other than Oppenheimer Fund's obligations under paragraph 7.5) and there shall be no liability for damages on the part of Oppenheimer Fund, Quest Portfolio or Quest Advisors or the trustees, directors or officers of Oppenheimer Trust, Quest Portfolio or Quest Advisors, to any other party or its trustees, directors or officers, except that any party in breach of this Agreement (or, as to a termination pursuant to paragraph 11.1(c)(v), in breach of the Acquisition Agreement) shall, upon demand, reimburse the non-breaching party or parties for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees. For the purposes of this paragraph 11.2(b), the non-fulfillment of the condition set forth in paragraph
8.1 shall not be deemed a breach entitling a party to reimbursement of expenses and fees.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Quest For Value, Oppenheimer Trust and Quest Advisors; provided, however, that following the meeting of Quest Portfolio's shareholders called by Quest Portfolio pursuant to paragraph 4.2, no such amendment may have the effect of changing the provisions for determining the number of Oppenheimer Fund Shares to be issued to the Quest Portfolio Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.  INDEMNIFICATION

     13.1 Oppenheimer Management Corporation will indemnify and hold harmless, Quest For Value, Quest Portfolio and Quest Advisors, and their respective trustees, directors, officers and shareholders against any and all claims to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representations made by Oppenheimer Trust on behalf of Oppenheimer Fund in this Agreement or any breach by Oppenheimer Fund of any warranty or any failure to perform or comply with any of its obligations, covenants, conditions or agreements set forth in this Agreement, including those set forth in paragraph 1.3.

     13.2 Quest Advisors will indemnify and hold harmless Quest For Value, Oppenheimer Trust and Oppenheimer Fund, and their respective trustees, officers and shareholders against any and all claims to the extent such claims are based upon, arise out of or relate to any untruthful or inaccurate representation made by Quest For Value on behalf of Quest Portfolio or Quest Advisors in this Agreement or any breach by Quest Portfolio or Quest Advisors of any warranty or any failure by Quest Portfolio to perform or comply with any of its obligations, covenants, conditions or agreements set forth in this Agreement.

     13.3 As used in this section 13, the word "claim" means any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, penalties, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all costs and expenses
(including, without limitation, reasonable attorneys' fees).

     13.4 Promptly after the receipt by any party (the "Indemnified Party"), of notice of any claim by a third party which may give rise to indemnification hereunder, the Indemnified Party shall notify the party against whom a claim for indemnification may be made hereunder (the "Indemnifying Party"), in reasonable detail of the nature and amount of the claim. The Indemnifying Party shall be entitled to assume, at its sole cost and expense (unless it is subsequently determined that the Indemnifying Party did not have the obligation to indemnify the Indemnified Party under such circumstances), and shall have sole control of the defense and settlement of such action or claim; provided, however, that:

     (a) the Indemnified Party shall be entitled to participate in the defense of such claim and, in connection therewith, to employ counsel at its own expense; and

     (b) without the prior written consent of the Indemnified Party which shall not be unreasonably withheld, the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that requires any action other than the payment of money.

In the event the Indemnifying Party elects to assume control of the defense of any such action in accordance with the foregoing provisions,
(i) the Indemnifying Party shall not be liable to Indemnified Party for any legal fees, costs and expenses incurred by the Indemnified Party in connection with the defense thereof arising after the date the Indemnifying Party elects to assume control of such defense and (ii) Indemnified Party shall fully cooperate with the Indemnifying Party in such defense. If the Indemnifying Party does not assume control of the defense of such claim in accordance with the foregoing provisions, the Indemnified Party shall have the right to defend such claim, in which case the Indemnifying Party shall pay all reasonable costs and expenses of such defense plus interest on the cost of defense from the date paid at a rate equal to the prime commercial rate of interest as in effect from time to time at Citibank, N.A. The Indemnified Party shall conduct such defense in good faith and shall have the right to settle the matter with the prior written consent of the Indemnifying Party which shall not be reasonably withheld.

14.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to Oppenheimer Fund at Two World Trade Center, 34th Floor, New York, New York 10048-0203 Attention: Andrew J. Donohue with a copy to Allan Adams, Esq. at Myer, Swanson, Adams & Wolf, P.C., 1600 Broadway, Denver, Colorado 80202; to Quest For Value at One World Financial Center, New York, New York 10281 Attention: Thomas Duggan, with a copy to Stuart Strauss, Esq. at Gordon Altman Butowsky Weitzen Shalov & Wein, 114 West 47th Street, New York, New York 10036.

15.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
     LIABILITY

     15.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Except as provided in the following sentence, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement. A shareholder of Quest Portfolio who becomes a shareholder of Oppenheimer Fund on the Closing Date and continues to be a shareholder of Oppenheimer Fund, shall be entitled to the benefits and may enforce the provisions of paragraph 4.9 hereof except insofar as paragraph 4.9 relates to the election of trustees; and the persons designated in paragraphs 13.1 and 13.2 hereof shall be entitled to the benefits and may enforce the provisions of section 13 hereof.

     15.5 The obligations and liabilities of Oppenheimer Trust, on behalf of Oppenheimer Fund, hereunder are solely those of Oppenheimer Fund and not of any other series of Oppenheimer Trust. It is expressly agreed that shareholders, trustees, nominees, officers, agents or employees of Oppenheimer Trust and Oppenheimer Fund shall not be personally liable hereunder. Quest For Value and Quest Advisors acknowledge that each has notice of the provisions of Oppenheimer Trust's Declaration of Trust disclaiming shareholder and trustee liability for acts and obligations of the Oppenheimer Trust. The execution and delivery of this Agreement have been authorized by the trustees of Oppenheimer Trust and signed by the officers of Oppenheimer Trust acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of the, individually or to impose any liability on any of them personally.

     15.6 The obligations and liabilities of the Quest For Value on behalf of Quest Portfolio hereunder are solely those of the Quest Portfolio and not of any other series of Quest For Value. It is expressly agreed that shareholders, trustees, nominees, officers, agents, or employees of Quest For Value and Quest Portfolio shall not be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Quest For Value and signed by officers of Quest For Value acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

                    OPPENHEIMER STRATEGIC FUNDS TRUST


                    By:  /s/ Andrew J. Donohue
                         Andrew J. Donohue
                         Vice President

                    QUEST FOR VALUE GLOBAL FUNDS, INC.


                    By:  /s/ Bernard H. Garil
                         Bernard H. Garil
                         Vice President


                    QUEST FOR VALUE ADVISORS


                    By:  /s/ Bernard H. Garil
                         Bernard H. Garil
                         President



EXHIBIT B

The aggregate purchase price for the Purchased Assets will be an amount equal to the sum of (i) the Initial Purchase Payment (as hereinafter defined) payable in cash at the Acquisition Closing, (ii) the aggregate amount of all unamortized prepaid commissions as of the business day immediately preceding the Acquisition Closing which relate to the Acquired Funds (excluding those with respect to Citibank, N.A.) payable in cash at the Acquisition Closing, (iii) the amount payable by OMC in respect of the right, title and interest of Citibank, N.A. to certain commissions, and (iv) the Deferred Purchase Payment (as hereinafter defined).

The "Initial Purchase Payment" shall be an amount equal to the sum of
(x) 225% of the Annualized Fee Amount (as hereinafter defined) of each Reorganized Fund and (y) 270% of the Annualized Fee Amount of each Continuing Fund (excluding the Quest for Value Officers Fund). The "Annualized Fee Amount" of an Acquired Fund shall equal the product of
(i) such Acquired Fund's Closing Net Assets (as hereinafter defined) and (ii) the annual advisory fee payable to QVA by such Acquired Fund at the rate indicated in the most recent prospectus for such Acquired Fund at the Acquisition Closing (plus any applicable annual administrative fee). "Closing Net Assets" for an Acquired Fund shall mean the aggregate net asset value of such Acquired Fund as of the close of business on the last business date preceding the Acquisition Closing.

The "Deferred Purchase Payment" shall be an amount equal to the aggregate amounts determined for all Reorganized Funds pursuant to the following formula: the Closing Payment (as hereinafter defined) times the Applicable Percentage (as hereinafter defined). The "Closing Payment" shall be the aggregate amount calculated for all Reorganized Funds pursuant to clause (x) of the Initial Purchase Payment formula. The "Applicable Percentage" shall be 100% if the Continuing Net Asset Percentage (as hereinafter defined) is 75% or more, 0% if the Continuing Net Asset Percentage is 50% or less and the percentage determined in accordance with the following formula if the Continuing Net Asset Percentage is between 75% and 50%: 100% - (4) (75% - Continuing Net Asset Percentage). The "Continuing Net Asset Percentage" shall equal the percentage obtained by dividing the Anniversary Net Assets (as hereinafter defined) by the Closing Net Assets. The "Anniversary Net Assets" shall mean the most recently determined aggregate net asset values of all Reorganized Funds as of 8:00 p.m. on the first anniversary of the Acquisition Closing of each account of the Reorganized Funds which are eligible to be included in Anniversary Net Assets in accordance with the principles set forth in the Acquisition Agreement.

QUEST FOR VALUE GLOBAL FUNDS, INC.
QUEST FOR VALUE GLOBAL INCOME FUND - CLASS A SHARES

PROXY FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD November 16, 1995

The undersigned shareholder of Quest for Value Global Income Fund (the "Fund"), a series of Quest for Value Global Funds, Inc. (the "Corporation"), does hereby appoint Thomas E. Duggan and Maria Camacho, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on November 16, 1995, at One World Financial Center, New York, New York 10281 on the 40th Floor at 9:00 A.M., New York time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

     To approve an Agreement and Plan of Reorganization dated as of September 26, 1995 by and among Oppenheimer Strategic Funds Trust, on behalf of Oppenheimer Strategic Income Fund, the Corporation, on behalf of the Fund, and Quest for Value Advisors, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A, Class B and Class C shares of Oppenheimer Strategic Income Fund and the assumption by Oppenheimer Strategic Income Fund of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

          FOR____        AGAINST____         ABSTAIN____

                         Dated:________________________, 1995
                              (Month)   (Day)

                              ______________________________
                                   Signature(s)

                              ______________________________
                                   Signature(s)

                              Please read both sides of this ballot.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.


QUEST FOR VALUE GLOBAL FUNDS, INC.
QUEST FOR VALUE GLOBAL INCOME FUND - CLASS B SHARES

PROXY FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD November 16, 1995

The undersigned shareholder of Quest for Value Global Income Fund (the "Fund"), a series of Quest for Value Global Funds, Inc. (the "Corporation"), does hereby appoint Thomas E. Duggan and Maria Camacho, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on November 16, 1995, at One World Financial Center, New York, New York 10281 on the 40th Floor at 9:00 A.M., New York time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

     To approve an Agreement and Plan of Reorganization dated as of September 26, 1995 by and among Oppenheimer Strategic Funds Trust, on behalf of Oppenheimer Strategic Income Fund, the Corporation, on behalf of the Fund, and Quest for Value Advisors, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A, Class B and Class C shares of Oppenheimer Strategic Income Fund and the assumption by Oppenheimer Strategic Income Fund of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

          FOR____        AGAINST____         ABSTAIN____

                         Dated:________________________, 1995
                              (Month)   (Day)

                              ______________________________
                                   Signature(s)

                              ______________________________
                                   Signature(s)

                              Please read both sides of this ballot.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

QUEST FOR VALUE GLOBAL FUNDS, INC.
QUEST FOR VALUE GLOBAL INCOME FUND - CLASS C SHARES

PROXY FOR SPECIAL SHAREHOLDERS MEETING
TO BE HELD November 16, 1995

The undersigned shareholder of Quest for Value Global Income Fund (the "Fund"), a series of Quest for Value Global Funds, Inc. (the "Corporation"), does hereby appoint Thomas E. Duggan and Maria Camacho, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Fund to be held on November 16, 1995, at One World Financial Center, New York, New York 10281 on the 40th Floor at 9:00 A.M., New York time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

     To approve an Agreement and Plan of Reorganization dated as of September 26, 1995 by and among Oppenheimer Strategic Funds Trust, on behalf of Oppenheimer Strategic Income Fund, the Corporation, on behalf of the Fund, and Quest for Value Advisors, and the transactions contemplated thereby, including the transfer of substantially all the assets of the Fund in exchange for Class A, Class B and Class C shares of Oppenheimer Strategic Income Fund and the assumption by Oppenheimer Strategic Income Fund of certain liabilities of the Fund, the distribution of such shares to the shareholders of the Fund in liquidation of the Fund and the cancellation of the outstanding shares of the Fund.

          FOR____        AGAINST____         ABSTAIN____

                         Dated:________________________, 1995
                              (Month)   (Day)

                              ______________________________
                                   Signature(s)

                              ______________________________
                                   Signature(s)

                              Please read both sides of this ballot.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.